UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04033

Sit Mutual Funds II, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 332-3223

Date of fiscal year end: March 31, 2016

Date of reporting period: March 31, 2016

Item 1:	Reports to Stockholders

Annual Report

March 31, 2016

U.S. Government Securities Fund

Quality Income Fund

Tax-Free Income Fund

Minnesota Tax-Free Income Fund

Sit Mutual Funds

Sit Mutual Funds BOND FUNDS ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

May 5, 2016

Dear fellow shareholders:

The capital markets were dominated by two overarching themes in the prior fiscal year, expectations for the Federal Reserve (Fed) to end its zero interest rate policy and collapsing energy prices. These factors together created a challenging year for many investors. While annual figures may look benign, the path to get there was anything but. Market volatility increased due to uncertainty regarding short-term interest rate increases and shifting investor risk sentiment. For example, the 2-year treasury began the period at 0.55%, reached a high of 1.09% near year-end and ended the period at 0.72%.

Over the last few years, the Fed has been carefully removing emergency stimulus measures that were implemented during the financial crisis. First, it “tapered” and subsequently stopped the asset purchase program commonly referred to as Quantitative Easing or QE in December 2014. Throughout 2015, market participants speculated as to when the Fed would finally raise interest rates. In December, 2015, the Fed raised interest rates for the first time in almost 10 years. The importance of the initial rate hike was not necessarily the magnitude, as it was only 0.25%, but more of a symbolic move by ending the zero interest rate policy. With the initial rate rise now behind us, the focus turns to the path of future rate hikes.

While the dual mandate of full employment and stable inflation continue to be the core focus of Fed policy, attention to global financial conditions is becoming more integral to the discussion. Domestically, the United States seems to be faring better than its global counterparts. Labor markets continue to post steady gains with the unemployment rate hovering around 5%. Many inflation metrics are near the Fed’s own 2% target figure and gross domestic product (GDP) has been generally stable at 2%-2.5%. In contrast, there remain financial struggles globally. The Euro-Area continues to muddle thru aided by their own large-scale asset purchase programs quite similar to the Fed’s own QE policy. China is experiencing slowing growth and Japan has negative interest rates. It is within this global context that the Fed finds itself in a quandary; domestic stability tempered with global uncertainty. For all of those reasons, the Fed has decided to take a slow and cautious path in the progress of interest rate increases. Given the March decision to forgo an interest rate increase and the discussion surrounding these affecting factors, market participants and the Fed itself have reduced projections for interest rate increases in 2016 to just two from the 4 expected after the December meeting. Janet Yellen, the Fed Chairwoman, continues to have a generally dovish slant in her communications and emphasizes the data dependency of the future path of interest rates.

Oil prices fell from $60/barrel in the summer of 2015 to the mid $20’s/barrel in February 2016. There has been a recovery from the recent low, but prices still remain well below prior peaks. The initial declines were generally less drastic as far as market impacts are concerned. There was a sense that the rising dollar was partially responsible for the decline and falling energy prices could potentially be stimulative for consumer spending. In the latter half of 2015 and early 2016, as oil prices fell to levels not seen since 2003, ripples were felt throughout the capital markets and concerns arose regarding negative economic impacts due to potential bankruptcies, lower capital expenditures and possible layoffs in the energy sector. Risk sentiment had become increasingly correlated to the movement in oil prices. As oil and other commodity prices declined, investors’ appetite for risk seems to have faded and vice versa. These sentiment shifts have caused high quality bonds to outperform in the former environments and lower quality bonds to outperform in the latter.

Strategy

We expect short-term rates to gradually increase throughout the year ahead as economic data proves sustainable enough for the Fed to continue its gradual path toward rate normalization. As such, we have maintained our Funds’ defensive positions against a rising interest rate environment. We expect markets to remain susceptible to active cross currents of improving domestic growth, energy market fluctuations and global financial challenges. Uncertainty regarding economic growth, presidential elections and unexpected market influencing events can provide opportunistic tactical trading opportunities that we take advantage of as appropriate for our various strategies while maintaining our overall defensive strategic positioning.

We continue to position the U.S. Government Fund defensively against rising interest rates, with a focus on seasoned, high coupon agency mortgages. The income and principal stability exhibited by these securities continues to be a fundamental focus of the fund. The Sit Quality Income Fund also maintains a defensive position for increases in short-term rates. The combination of high quality assets and short duration make it an attractive vehicle for cash management purposes.

The tax-exempt fixed income strategy employed in managing both the Tax-Free Income Fund and the Minnesota Tax-Free Income Fund will continue to focus heavily on the use of high coupon bonds and bonds structured with put, call, sinking fund and prepayment provisions that provide regular cash flow. We believe that our investment strategy’s focus on income, which we believe is the primary source of return over longer periods of time, will continue to deliver positive performance. We continue to focus on sectors and security structures that provide incremental yield, while using diversification to help manage credit risk.

We appreciate your continued interest in the Sit family of funds.

With best wishes,

Roger J. Sit

Chairman and President Sit Mutual Funds

2	SIT MUTUAL FUNDS ANNUAL REPORT

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MARCH 31, 2016	3

Sit U.S. Government Securities Fund

OBJECTIVE & STRATEGY

The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issued, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.

Agency mortgage securities and U.S. Treasury securities are the principal holdings in the Fund. The mortgage securities that the Fund purchases consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

The Sit U.S. Government Securities Fund provided a return of +1.63% during the year ended March 31, 2016, compared to the return of the Barclays Intermediate Government Bond Index of +2.21%. The Fund’s 30-day SEC yield was 2.57% and its 12-month distribution rate was 1.80%.

During the 12-month period, the Fund benefitted from the stable high level of income provided by its position in higher coupon government agency mortgages. The Fund’s position in Treasury options that are used to reduce the Fund’s interest rate risk detracted from performance, however, positive price performance and the Fund’s strong income return more than offset this negative contribution. Nevertheless, the Fund’s below benchmark exposure to intermediate-term Treasury bonds caused the Fund to underperform relative to the benchmark as these bonds outperformed during the period. Short-term interest rates rose during the period as the Fed began to normalize monetary policy by raising the Fed Funds rate in December. The first increase in the Fed Fund’s rate since it was lowered to 0.25% in 2008 was not well received by investors, resulting in a significant increase in volatility for bond prices. Anticipation of the timing and magnitude of future increases in the Fed Fund’s rate continues to be the main driver of bond prices. The market is currently expecting the Fed to raise the Fed Funds rate twice in 2016.

As the Fed continues to normalize monetary policy by increasing the Fed Funds rate, we expect short-term interest rates to continue to move higher, while longer-term rates stay range bound. Below long-term average economic growth, low inflation expectations, and central banks abroad aggressively pursuing accommodative policies should prevent long-term interest rates from moving significantly higher, resulting in a flattening of the yield curve. The Fund’s high coupon mortgages should continue to produce an income advantage in this environment as prepayments are likely to remain stable or potentially slow.

We continue to position the Fund defensively against a rise in short-term interest rates. We continue to focus on seasoned, high coupon

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays Intermediate Government Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays Intermediate Government Bond Index is a sub-index of the Barclays Government Bond Index covering issues with remaining maturities of between three and five years. The Barclays Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

agency mortgage securities, as they provide a high level of income with relatively stable prices. This high level of income and stability of principal has been a fundamental focus of the Fund since its inception.

Michael C. Brilley          Bryce A. Doty, CFA

Senior Portfolio Managers

Mark H. Book, CFA

Portfolio Manager

Information on this page is unaudited.
4	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2016
	Sit U.S. Government Securities Fund	Barclays Inter. Gov’t Bond Index[1]	Lipper U.S. Gov’t Fund Index[2]

One Year	1.63%	2.21%	1.40%
Five Years	1.42	2.48	3.46
Ten Years	3.64	3.97	4.31
Since Inception (6/2/87)	5.60	5.82	5.67

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Barclays Intermediate Government Bond Index is a sub-index of the Barclays Government Bond Index covering issues with remaining maturities of between three and five years. The Barclays Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

  Based on total net assets as of March 31, 2016. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/16:	$11.07 Per Share
Net Asset Value 3/31/15:	$11.09 Per Share
Total Net Assets:	$663.7 Million
Effective Duration[3]:	1.2 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

ESTIMATED AVERAGE LIFE

0-1 Year	3.3%
1-5 Years	95.5%
5-10 Years	0.0%
10-20 Years	0.0%
20+ Years	1.2%

The table represents the Adviser’s estimates of the dollar weighted average life of the portfolio’s securities, which differ from their stated maturities. The Fund’s average stated maturity was 19.9 years as of March 31, 2016.

Information on this page is unaudited.
MARCH 31, 2016	5

SCHEDULE OF INVESTMENTS

March 31, 2016

Sit U.S. Government Securities Fund

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

Mortgage Pass-Through Securities - 37.7%
Federal Home Loan Mortgage Corporation - 6.2%
419,798	4.00	7/1/25		447,805
263,091	5.82	10/1/37		295,963
2,511,980	6.00	7/1/38		2,893,862
55,589	6.38	12/1/26-12/1/27		63,139
10,825,083	6.50	11/1/27-9/1/39		12,753,245
400,914	6.88	2/17/31		476,886
15,563,134	7.00	8/1/27-1/1/39		18,358,722
52,115	7.38	12/17/24		57,757
1,514,382	7.50	1/1/31-10/1/38		1,746,455
70,248	7.95	10/1/25-11/1/25		71,002
631,494	8.00	5/1/31-1/1/37		738,847
3,532	8.25	12/1/17		3,540
1,153,643	8.50	10/1/19-3/1/31		1,332,669
945,756	9.00	11/1/25-5/1/31		1,029,308
8,494	9.25	2/1/18-3/1/19		8,520
150,304	9.50	12/17/21		159,958
577,519	10.00	9/1/20-7/1/30		602,376
34,441	10.50	6/1/19		37,353
21,939	11.00	8/25/20		22,282

				41,099,689

Federal National Mortgage Association - 19.8%
1,974	3.21	3/1/19	[1]	2,021
1,276,428	5.50	12/1/32		1,433,754
831,336	5.61	11/1/22		900,891
1,028,856	5.93	5/1/35		1,222,096
2,955,953	5.96	6/1/28		3,470,454
14,562,383	6.00	9/1/28-4/1/46		16,611,961
4,356,824	6.15	11/1/43		4,995,152
456,748	6.15	6/1/33	[1]	520,531
39,556,603	6.50	1/1/22-6/1/40		45,878,502
2,369,560	6.90	6/1/40		2,709,538
66,550	6.95	8/1/21	[1]	66,638
31,949,284	7.00	6/1/17-9/1/47		38,320,760
4,672,204	7.50	6/1/22-2/1/38		5,527,806
44,693	7.62	12/1/16		45,119
55,655	7.96	7/20/30		61,892
2,473,377	8.00	4/1/16-3/1/38		2,934,810
205,996	8.09	11/15/31		243,139
23,231	8.22	7/20/28		23,642
61,846	8.33	7/15/20		67,254
2,564,447	8.50	8/1/18-1/1/37		3,101,354
1,157,998	9.00	9/1/24-2/1/38		1,339,010
24,167	9.09	3/15/22		24,674
49,325	9.14	5/15/28		54,606
962,837	9.50	3/1/20-8/1/31		1,105,466
172,841	9.64	8/20/25		190,744
9,588	10.00	7/15/20		9,757
236,484	10.00	2/1/28-6/1/30		279,307

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

7,407	10.05	8/15/20		7,547
44,118	10.50	6/1/28		47,185

				131,195,610

Government National Mortgage Association - 10.9%
18,395,222	4.00	12/15/24-12/20/31		19,811,641
2,194,347	4.25	10/20/31-3/20/37		2,376,291
3,244,818	4.75	9/20/31		3,561,874
1,965,611	5.50	9/15/25-5/15/29		2,215,709
5,729,430	5.75	2/15/29-10/20/31		6,475,271
94,113	5.76	5/20/33		105,256
1,527,868	6.00	6/15/23-11/20/34		1,721,643
298,299	6.20	3/15/32		341,441
1,694,914	6.25	12/15/23-4/15/29		1,937,136
651,711	6.35	4/20/30-6/20/31		745,385
246,364	6.38	8/15/26-4/15/28		280,740
96,538	6.49	4/20/32		110,814
14,391,585	6.50	11/15/23-4/20/43		16,860,147
332,185	6.91	7/20/26-2/20/27		366,289
11,622,587	7.00	5/15/24-1/20/39		13,812,685
122,583	7.02	4/20/26		130,633
211,145	7.10	5/20/25		230,545
117,981	7.15	4/20/27		126,102
356,261	7.50	1/20/38-3/15/39		405,050
443,978	8.00	6/20/31		544,295

				72,158,947

Small Business Administration - 0.8%
5,085,873	5.33	8/25/36-9/25/36		5,649,761

Total Mortgage Pass-Through Securities (cost: $241,744,507)				250,104,007

U.S. Treasury / Federal Agency Securities - 2.3%
U.S. Treasury Floating Rate Note:
8,000,000	0.38	7/31/17	[1]	7,994,840
U.S. Treasury Strips:
16,700,000	2.86	5/15/44	[6]	7,763,680

Total U.S. Treasury / Federal Agency Securities (cost: $15,369,294)				15,758,520

Collateralized Mortgage Obligations - 55.1%
Federal Home Loan Mortgage Corporation - 16.4%
819,901	5.00	2/15/23		900,700
778,217	5.96	7/25/32	[1]	902,916
8,915,508	6.00	9/15/21-6/15/37		10,223,530
1,749,183	6.00	1/15/33-9/15/36		2,143,951
81,849	6.25	5/15/29		90,077
10,410,727	6.50	12/15/21-8/15/45		12,567,129
19,766,836	6.50	9/15/23-10/25/43		23,251,667
834,873	6.50	9/25/43	[1]	990,749
59,303	6.70	9/15/23		66,907
334,531	6.95	3/15/28		383,404
34,179,989	7.00	12/15/20-9/25/43		38,570,298

See accompanying notes to financial statements.
6	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

11,328,806	7.50	10/15/21-9/25/43		13,432,928
1,639,425	7.50	8/25/42	[1]	2,014,246
2,434,336	8.00	7/15/21-1/15/30		2,807,701
30,340	8.25	6/15/22		33,855
162,341	8.30	11/15/20		178,225
355,165	8.50	10/15/22-3/15/32		408,984
74,396	9.00	12/15/19		78,310
3,118	9.15	10/15/20		3,314
101,703	9.50	2/15/20		108,720

				109,157,611

Federal National Mortgage Association - 25.6%
1,300,067	2.69	6/19/41	[1]	1,572,189
10,068,568	4.50	6/25/21-4/25/39		11,088,649
512,241	4.55	6/25/43		560,022
3,674,818	5.50	6/25/33-6/25/40		4,266,130
1,584,485	5.81	8/25/43		1,832,542
1,278,092	6.00	5/25/35		1,484,192
2,864,073	6.00	7/25/36		3,283,247
2,855,626	6.05	2/25/44		3,370,990
3,387,644	6.29	2/25/42	[1]	3,992,213
2,439,039	6.34	8/25/47	[1]	2,777,144
509,264	6.35	12/25/42	[1]	600,313
2,727,616	6.46	10/25/42	[1]	3,144,132
1,191,352	6.49	9/25/37	[1]	1,324,804
12,105,748	6.50	8/20/28-11/25/42		13,467,852
24,834,181	6.50	6/25/32-7/25/44		29,089,972
688,686	6.68	2/25/45	[1]	813,190
9,436,267	6.75	6/25/32-4/25/37		10,720,198
84,419	6.85	12/18/27		97,789
1,074,214	6.87	8/25/37	[1]	1,170,729
20,008,055	7.00	1/25/21-3/25/45		23,709,588
31,481,735	7.50	8/20/27-1/25/48		37,764,599
1,127,828	8.00	7/25/22-7/25/44		1,301,043
610,579	8.17	11/25/37	[1]	747,376
556,081	8.28	11/25/37	[1]	639,480
1,084,990	8.50	1/25/21-6/25/30		1,281,395
49,476	8.66	10/25/42	[1]	61,707
20,178	8.70	12/25/19		21,914
7,060	8.75	9/25/20		7,460
32,696	8.95	10/25/20		35,732
1,534,410	9.00	7/25/19-10/25/30		1,791,108
7,982	9.05	12/25/18		8,245
16,504	9.25	1/25/20		17,786
451,324	9.35	6/25/32	[1]	507,774
668,046	9.50	12/25/18-12/25/41		787,969
72,452	9.60	3/25/20		79,271
2,227,878	10.01	7/25/37	[1]	2,343,322
2,127,990	10.23	9/25/42	[1]	2,658,193

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

889,171	10.31	6/25/44	[1]	1,063,332
68,919	13.78	3/25/39	[1]	94,042

				169,577,633

Government National Mortgage Association - 10.3%
500,000	5.50	9/20/39		602,345
12,864,636	5.63	4/20/40	[1]	14,842,574
2,351,554	5.87	11/20/43		2,669,559
3,904,000	6.00	11/20/33		4,577,236
4,657,039	6.00	6/20/43-2/20/46		5,319,660
2,588,659	6.13	1/20/39	[1]	3,041,356
3,118,911	6.27	12/20/42	[1]	3,729,583
1,992,302	6.27	10/20/40	[1]	2,292,418
4,153,832	6.29	12/20/40	[1]	4,756,271
2,928,859	6.38	5/20/43		3,424,283
722,510	6.50	9/20/28		813,473
1,308,256	6.66	9/20/44	[1]	1,547,496
178,095	6.86	3/16/41	[1]	196,819
2,766,772	6.89	8/20/40	[1]	3,305,665
1,328,972	6.98	6/20/45	[1]	1,560,938
4,861,097	7.00	9/16/23-5/20/42		5,205,448
680,684	7.18	12/20/33	[1]	811,896
3,625,552	7.37	8/20/38		4,369,357
103,417	7.50	5/16/27		118,908
2,603,895	7.54	7/20/44	[1]	3,041,783
30,589	8.50	2/20/32		37,772
1,537,630	9.00	3/16/30		1,877,651

				68,142,491

Vendee Mortgage Trust - 2.8%
4,171,750	6.50	8/15/31		4,881,059
1,467,523	6.50	10/15/31		1,763,480
1,811,383	6.75	2/15/26		2,103,621
1,881,494	7.00	3/15/28		2,263,596
1,116,607	7.25	9/15/22-9/15/25		1,259,758
3,267,508	7.64	3/15/25	[1]	3,804,599
1,749,663	7.75	5/15/22-9/15/24		2,005,482
322,572	8.00	2/15/25		378,293
156,708	8.29	12/15/26		187,853

				18,647,741

Total Collateralized Mortgage Obligations (cost: $357,760,899)				365,525,476

See accompanying notes to financial statements.
MARCH 31, 2016	7

SCHEDULE OF INVESTMENTS

March 31, 2016

Sit U.S. Government Securities Fund (Continued)

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

Asset-Backed Securities - 2.3%
Federal Home Loan Mortgage Corporation - 0.4%
1,915	6.09	9/25/29	[1]	1,913
207,334	6.28	10/27/31	[14]	235,586
2,003,343	7.16	7/25/29		2,273,472

				2,510,971

Federal National Mortgage Association - 0.6%
33,082	0.77	11/25/32	[1]	32,300
317,264	4.72	10/25/33	[14]	342,067
377,614	5.05	9/26/33	[14]	425,307
2,046,013	5.65	2/25/33	[14]	2,265,189
86,038	6.47	10/25/31	[14]	87,369
659,127	6.59	10/25/31	[14]	713,796
97,330	6.68	5/25/32	[1]	105,063
20,083	6.83	7/25/31	[14]	20,513
12,892	7.80	6/25/26	[1]	12,766

				4,004,370

Small Business Administration - 1.3%
4,675,974	5.87	7/1/28		5,297,877
1,227,783	7.13	10/1/20		1,303,068
1,383,132	7.33	8/1/20		1,471,521
696,672	8.03	5/1/20		741,906

				8,814,372

Total Asset-Backed Securities (cost: $15,028,950)				15,329,713

Total Investments in Securities - 97.4% (cost: $629,903,650)				646,717,716

Call Options Written [10] - (0.7%)
(1,250)	U.S. Treasury 2 Year Future
	Call Options: $108.50 strike
	June 2016 expiration			(2,207,031)
(700)	U.S. Treasury 2 Year Future
	Call Options: $108.50 strike
	May 2016 expiration			(1,225,000)
(1,100)	U.S. Treasury 2 Year Future
	Call Options: $109.00 strike
	May 2016 expiration			(859,375)
(150)	U.S. Treasury 5 Year Future
	Call Options: $118.75 strike
	June 2016 expiration			(369,141)

Total Call Options Written (premiums received: $3,310,942)				(4,660,547)

Other Assets and Liabilities, net - 3.3%				21,619,199

Total Net Assets - 100.0%				$663,676,368

[1]	Variable rate security. Rate disclosed is as of March 31, 2016.
[6]

Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying, respectively.

[10]	The amount of $14,000,000 in cash was segregated with the broker to cover margin requirements for derivative transactions as of March 31, 2016.
[14]	Step Coupon: A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is as of March 31, 2016.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.
8	SIT MUTUAL FUNDS ANNUAL REPORT

For a detailed list of security holdings, refer to our company website at www.sitfunds.com.

A summary of the levels for the Fund’s investments as of March 31, 2016 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Assets
Mortgage Pass-Through Securities	—	250,104,007	—	250,104,007
U.S. Treasury / Federal Agency Securities	—	15,758,520	—	15,758,520
Collateralized Mortgage Obligations	—	365,525,476	—	365,525,476
Asset-Backed Securities	—	15,329,713	—	15,329,713

	—	646,717,716	—	646,717,716

Liabilities
Call Options Written	(4,660,547)	—	—	(4,660,547)

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
MARCH 31, 2016	9

Sit Quality Income Fund

OBJECTIVE & STRATEGY

The objective of the Quality Income Fund is to provide high current income and safety of principal, which it seeks to attain by investing at least 80% of its assets in debt securities issued by the U.S. government and its agencies, debt securities issued by corporations, mortgage and other asset-backed securities. The Fund invests at least 50% of its assets in U.S. government debt securities, which are securities issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities.

The Sit Quality Income Fund provided a return of -0.10% during the 12-month period ended March 31, 2016, compared to the return of the Barclays 1-3 year Government/Credit Bond Index of +1.04%. The Fund’s 30-day SEC yield was 1.12% and its 12-month distribution rate was 1.01%.

The primary goal of the Fund is to maintain a high credit quality portfolio with stable principal values, while generating a relatively high level of income. During the year, the Fund benefitted from the income advantage produced by its holdings in non-agency residential mortgage, corporate, and taxable municipal securities. Non-agency residential mortgages outperformed as higher home prices increased demand for these securities. Corporate bonds outperformed despite yields increasing during the period, primarily due to their income advantage. Taxable municipal securities also outperformed as higher tax revenues resulted in better balance sheets for many municipalities. Treasury yields ended the period little changed, as an increase in yields at the end of 2015 was largely reversed in the first few months of 2016. For the full year, Treasury securities detracted from performance, as did the Treasury futures and options used for duration management. This is typical during periods of stable or declining interest rates, which was the case for much of the 12-month period (conversely, during the three month period of rising rates from October to December the Treasury futures and options benefitted performance).

Looking forward, we expect continued gains in employment and modest economic growth. We believe these factors will lead the Fed to increase short-term rates at least once more during 2016. This will likely cause the yield curve to flatten further, as short term yields are more correlated with the Fed Funds rate than are longer term yields. We have positioned the Fund defensively, in both credit quality and interest rate sensitivity to maximize return potential while preserving income. We focus on a mix of Treasury, agency and credit sectors that provide relatively high levels of income and stable prices.

Michael C. Brilley	Mark H. Book, CFA
Bryce A. Doty, CFA	Chris M. Rasmussen, CFA
Senior Portfolio Managers	Portfolio Managers

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays 1-3 Year Government/Credit Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays 1-3 Year Government/Credit Index is an unmanaged index of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

Information on this page is unaudited.
10	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

 as of March 31, 2016

	Sit Quality Income Fund	Barclays 1-3 Year Government/Credit Index[1]	Lipper Short Investment Grade Bond Index[2]

One Year	-0.10%	1.04%	0.64%
Since Inception (12/31/12)	0.34	0.94	0.93

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for the periods greater than one year are compounded average annual rates of return.

1 The Barclays 1-3 Year Government/Credit Index is an unmanaged index of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

U.S. Treasury/Federal Agency Securities	40.2%
Asset Backed (Non-Agency)	14.6%
Corporate Bonds	14.0%
Mortgage Pass-Through (Agency)	10.5%
Taxable Municipal Bonds	10.5%
Collateralized Mortgage Obligations (Non-Agency)	7.7%
Other Net Assets	2.5%

Based on total net assets as of March 31, 2016. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/16:	$9.83 Per Share
Net Asset Value 3/31/15:	$9.94 Per Share
Total Net Assets:	$66.9 Million
Average Maturity:	7.0 Years
Effective Duration[3]:	0.3 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Information on this page is unaudited.
MARCH 31, 2016	11

SCHEDULE OF INVESTMENTS

March 31, 2016

Sit Quality Income Fund

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Asset-Backed Securities - 14.8%
Agency - 0.2%
106,561	FNMA REMICS, Series 2001-W2, Class AS5 [14]	6.47	10/25/31	108,209

Non-Agency - 14.6%
98,631	Ace Securities Corp. Home Equity Loan Trust, Series 2004-SD1, Class A1 [1]	0.92	11/25/33	98,099
115,772	Aegis Asset Backed Securities Trust, Series 2005-2, Class M1 [1]	0.85	6/25/35	115,101
673,518	Bear Stearns Asset Backed Securities I Trust, Series 2005-AQ2, Class A3 [1]	0.79	9/25/35	665,620
639,514	Bear Stearns Asset Backed Securities Trust, Series 2005-SD2, Class 1A2 [1]	0.90	3/25/35	634,896
41,183	Bear Stearns Asset Backed Securities Trust, Series 2005-SD2, Class 1A3 [1]	0.83	3/25/35	40,843
102,684	Centex Home Equity Loan Trust, Series 2004-A, Class AF4 [14]	5.01	8/25/32	102,740
310,000	Centex Home Equity Loan Trust, Series 2004-A, Class AF5 [14]	5.43	1/25/34	310,549
295,781	Centex Home Equity Loan Trust, Series 2004-D, Class AF4 [14]	4.68	6/25/32	298,931
170,777	Centex Home Equity Loan Trust, Series 2004-D, Class AF6 [14]	4.67	9/25/34	174,861
69,725	Centex Home Equity Loan Trust, Series 2005-C, Class AF5 [14]	5.05	6/25/35	69,989
44,223	Chase Funding Trust, Series 2004-2, Class 1A4	5.32	2/26/35	44,490
98,634	CIT Home Equity Loan Trust, Series 2003-1, Class A4 [14]	3.93	3/20/32	99,423
205,491	CIT Home Equity Loan Trust, Series 2003-1, Class A6 [14]	4.06	10/20/32	210,329
298,176	Citifinancial Mortgage Securities, Inc., Series 2004-1, Class AF3 [14]	3.77	4/25/34	301,017
269,335	Conseco Finance Home Equity Loan Trust, Series 2002-B, Class M1 [1]	2.19	5/15/33	268,785
51,970	Conseco Financial Corp., Series 1997-3, Class A6	7.32	3/15/28	53,821
13,733	Conseco Financial Corp., Series 1997-6, Class A6	6.90	1/15/29	13,953
45,660	Conseco Financial Corp., Series 1997-6, Class A7	7.14	1/15/29	46,430
49,981	Conseco Financial Corp., Series 1997-7, Class A7 [1]	6.96	7/15/28	50,926
127,316	Conseco Financial Corp., Series 1998-1, Class A6 [1]	6.33	11/1/29	129,413
404,025	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3 [14]	5.12	2/25/35	410,511
412,493	First Alliance Mortgage Loan Trust, Series 1997-4, Class A2 [14]	7.63	4/20/29	418,365
341,773	HSBC Home Equity Loan Trust USA, Series 2007-2, Class A4 [1]	0.73	7/20/36	339,677
60,583	Irwin Home Equity Loan Trust, Series 2005-1, Class 2A3 [14]	5.32	6/25/35	60,126
335,392	Irwin Whole Loan Home Equity Trust, Series 2003-B, Class M [1]	3.43	11/25/32	337,525
936,809	Irwin Whole Loan Home Equity Trust, Series 2003-D, Class M1 [1]	1.53	11/25/28	914,297
1,436,757	Irwin Whole Loan Home Equity Trust, Series 2005-A, Class M1 [1]	1.29	6/25/34	1,380,472
247,560	Irwin Whole Loan Home Equity Trust, Series 2005-C, Class 1M2 [14]	6.25	4/25/30	252,496
28,669	New Century Home Equity Loan Trust, Series 2003-5, Class AI7 [1]	5.15	11/25/33	29,324
158,787	NovaStar Mortgage Funding Trust, Series 2004-2, Class M2 [1]	1.45	9/25/34	151,612
294,537	Popular ABS Mortgage Pass-Through Trust Series 2005-1, Class AF5 [14]	5.23	5/25/35	295,338
63,679	Popular ABS Mortgage Pass-Through Trust, Series 2004-4, Class AF4 [1]	4.63	9/25/34	63,830
55,590	Residential Asset Mortgage Products Trust, Series 2003-RZ5, Class A7 [14]	5.47	9/25/33	57,174
58,265	Residential Asset Mortgage Products Trust, Series 2003-RZ3, Class A6 [14]	3.90	3/25/33	59,282
14,352	Residential Asset Mortgage Products Trust, Series 2004-RS12, Class A16	4.55	12/25/34	14,473
152,472	Residential Asset Mortgage Products Trust, Series 2004-RZ1, Class A11 [1]	0.91	3/25/34	153,038
165,000	Residential Funding Mortgage Securities, Series 2006-HI1, Class M2 [14]	6.06	2/25/36	171,284
950,000	Santander Drive Auto Receivables, Series Trust 2014-4, Class D	3.10	11/16/20	957,111

				9,796,151

Total Asset-Backed Securities (cost: $9,937,612)				9,904,360

Collateralized Mortgage Obligations - 24.4%
Agency - 16.7%
1,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K003, Class A4	5.05	1/25/19	1,093,319
871,096	FHLMC Multifamily Structured Pass Through Certificates, Series K007, Class A1	3.34	12/25/19	891,068
321,601	FHLMC Multifamily Structured Pass Through Certificates, Series K016, Class A1	2.06	10/25/20	326,841
1,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K712, Class A2	1.87	11/25/19	1,015,258
500,000	FHLMC Multifamily Structured Pass Through Certificates, Series K715, Class A2	2.86	1/25/21	527,107

See accompanying notes to financial statements.
12	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

282,350	FHLMC Multifamily Structured Pass Through Certificates, Series KAIV, Class A1	2.97	1/25/21	293,470
30,070	FHLMC REMICS, Series 2627, Class MC	4.50	6/15/18	30,868
91,737	FHLMC REMICS, Series 2631, Class LC	4.50	6/15/18	94,310
31,861	FHLMC REMICS, Series 2646, Class MT	3.50	11/15/32	32,173
169,889	FHLMC REMICS, Series 2685, Class ND	4.00	10/15/18	173,784
179,868	FHLMC REMICS, Series 2776, Class CG	5.00	4/15/19	187,058
49,879	FHLMC REMICS, Series 3637, Class LJ	3.50	2/15/25	51,357
188,318	FHLMC REMICS, Series 3777, Class DA	3.50	10/15/24	194,969
598,939	FHLMC REMICS, Series 3812, Class LV	4.00	4/15/22	617,804
166,503	FHLMC REMICS, Series 3815, Class BD	3.00	10/15/20	169,326
1,041,992	FHLMC REMICS, Series 3817, Class GA	3.50	6/15/24	1,066,988
428,759	FNMA ACES, Series 2009-M1, Class A2	4.29	7/25/19	459,697
54,144	FNMA REMICS, Series 2002-94, Class HQ	4.50	1/25/18	55,293
144,017	FNMA REMICS, Series 2003-52, Class NA	4.00	6/25/23	150,914
189,040	FNMA REMICS, Series 2005-19, Class PA	5.50	7/25/34	202,374
48,521	FNMA REMICS, Series 2005-68, Class PC	5.50	7/25/35	51,491
189,522	FNMA REMICS, Series 2008-65, Class CD	4.50	8/25/23	199,809
801,858	FNMA REMICS, Series 2009-13, Class NX	4.50	3/25/24	839,299
137,143	FNMA REMICS, Series 2009-71, Class MB	4.50	9/25/24	145,310
436,958	FNMA REMICS, Series 2009-87, Class A	4.50	12/25/38	448,803
122,570	FNMA REMICS, Series 2009-88, Class DA	4.50	10/25/20	126,610
349,721	FNMA REMICS, Series 2010-144, Class YG	2.25	11/25/23	353,238
68,444	FNMA REMICS, Series 2010-28, Class DA	5.00	9/25/28	70,516
165,722	FNMA REMICS, Series 2011-16, Class GE	2.75	3/25/26	168,216
251,419	FNMA REMICS, Series 2011-42, Class BJ	3.00	8/25/25	255,466
115,827	FNMA REMICS, Series 2011-46, Class A	3.00	5/25/24	118,268
83,053	FNMA REMICS, Series 2012-19, Class GH	3.00	11/25/30	86,279
84,000	GNMA, Series 2004-53, Class CK	5.00	8/20/32	85,660
162,583	GNMA, Series 2007-48, Class FM [1]	0.68	4/20/37	162,627
115,660	GNMA, Series 2009-10, Class PA	4.50	12/20/38	122,755
80,722	GNMA, Series 2010-61, Class DA	4.00	12/20/23	82,311
195,837	Vendee Mortgage Trust, Series 1993-1, Class ZB	7.25	2/15/23	221,216

				11,171,852

Non-Agency - 7.7%
14,699	Banc of America Mortgage Trust, Series 2004-3, Class 1A26	5.50	4/25/34	14,836
440,215	BCAP, LLC Trust, Series 2010-RR6, Class 7A2 [1,4]	6.00	2/26/37	446,386
1,013,266	Bear Stearns Trust, Series 2004-10, Class 1A1 [1]	1.11	9/25/34	995,812
1,537,687	CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6A1 [1]	2.81	12/25/33	1,535,614
56,428	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, Series 2004-1, Class 2A1	4.75	10/25/18	56,547
209,091	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, Series 2004-1, Class 2A3	4.75	10/25/18	208,576
92,216	GSR Mortgage Loan Trust, Series 2005-5F, Class 8A1 [1]	0.93	6/25/35	87,024
26,308	Master Asset Securitization Trust, Series 2003-4, Class CA1	8.00	5/25/18	26,950
88,840	MASTR Alternative Loan Trust, Series 2003-4, Class 2A1	6.25	6/25/33	92,471
194,860	MASTR Alternative Loan Trust, Series 2003-5, Class 4A1	5.50	7/25/33	203,184
274,723	MASTR Alternative Loan Trust, Series 2003-8, Class 3A1	5.50	12/25/33	286,133
102,000	MASTR Asset Securitization Trust, Series 2005-2, Class 1A3	5.35	11/25/35	102,699
153,701	Prime Mortgage Trust, Series 2004-CL1, Class 1A1	6.00	2/25/34	160,386
21,045	RAAC Trust, Series 2004-SP3, Class AI5 [1]	4.89	12/25/32	21,353
193,321	Sequoia Mortgage Trust, Series 2012-1, Class 2A1 [1]	3.47	1/25/42	198,138
263,872	Structured Asset Securities, Corp. Mortgage Loan Trust, Series 2005-GEL3, Class M3 [1]	1.63	6/25/35	261,709
287,350	Structured Asset Securities, Corp. Mortgage Pass-Through Certificates, Series 2003-22A, Class 3A [1]	2.59	6/25/33	292,516

See accompanying notes to financial statements.
MARCH 31, 2016	13

SCHEDULE OF INVESTMENTS

March 31, 2016

Sit Quality Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

105,649	WaMu Mortgage Pass Through Certificates, Series 2002-AR2 Class A [1]	1.91	2/27/34	101,720
74,684	WaMu Mortgage Pass Through Certificates, Series 2004-CB2, Class 7A	5.50	8/25/19	75,798

				5,167,852

Total Collateralized Mortgage Obligations (cost: $16,343,963)				16,339,704

Corporate Bonds - 14.0%
686,289	Aircraft Certificate Owner Trust 2003 [4]	7.00	9/20/22	724,035
250,049	America West Airlines 2000-1 Pass Through Trust	8.06	7/2/20	275,054
83,497	American Airlines 2013-2 Class B Pass Through Trust [4]	5.60	7/15/20	84,332
300,000	Anheuser-Busch InBev Worldwide, Inc.	5.38	1/15/20	338,283
500,000	Bank One Corp. [14]	8.53	3/1/19	579,221
500,000	Hancock Holdings Co. (Subordinated)	5.88	4/1/17	514,746
500,000	Jersey Central Power & Light Co.	4.80	6/15/18	522,670
700,000	Lender Processing Services, Inc./Black Knight Lending Solutions, Inc.	5.75	4/15/23	724,500
1,000,000	Manufacturers & Traders Trust Co. (Subordinated) [1]	5.63	12/1/21	980,000
500,000	Nationwide Mutual Insurance Co. [1,4]	2.92	12/15/24	485,625
500,000	Omnicom Group, Inc.	6.25	7/15/19	566,266
400,000	Principal Financial Group, Inc.	8.88	5/15/19	475,222
800,000	Prudential Financial, Inc. [1]	3.48	8/10/18	807,360
400,000	Prudential Financial, Inc.	7.38	6/15/19	464,190
700,000	Rockwell Collins, Inc.	5.25	7/15/19	780,987
500,000	SBA Tower Trust [4]	2.24	4/16/18	496,413
250,000	United Technologies Corp. (Subordinated) [14]	1.78	5/4/18	250,582
281,135	Virgin Australia 2013-1A Trust [4]	5.00	10/23/23	286,758

Total Corporate Bonds (cost: $9,415,286)				9,356,244

Mortgage Pass-Through Securities - 10.5%
Federal Home Loan Mortgage Corporation - 2.3%
73,082	Freddie Mac	3.50	7/1/26	77,745
48,418	Freddie Mac	4.50	1/1/18	49,993
40,293	Freddie Mac	4.50	5/1/19	41,718
88,104	Freddie Mac	4.50	6/1/19	91,242
62,236	Freddie Mac	4.50	6/1/19	64,366
97,366	Freddie Mac	4.50	1/1/21	101,223
61,515	Freddie Mac	4.50	12/1/21	64,067
91,886	Freddie Mac	4.50	7/1/26	95,214
45,956	Freddie Mac	5.00	3/1/18	47,454
48,208	Freddie Mac	5.00	10/1/18	49,913
72,565	Freddie Mac	5.00	8/1/19	76,080
33,593	Freddie Mac	5.00	10/1/25	36,874
42,647	Freddie Mac	5.50	9/1/17	43,399
76,855	Freddie Mac	5.50	4/1/19	79,798
36,095	Freddie Mac	5.50	10/1/19	37,587
72,749	Freddie Mac	5.50	7/1/20	76,085
60,729	Freddie Mac	5.50	12/1/20	63,335
63,931	Freddie Mac	5.50	1/1/21	67,708
134,912	Freddie Mac	5.50	3/1/21	144,379
71,248	Freddie Mac	5.50	3/1/21	76,226
67,630	Freddie Mac	5.50	10/1/21	70,933

See accompanying notes to financial statements.
14	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

4,026	Freddie Mac	6.00	8/1/16	4,034
54,604	Freddie Mac	6.00	9/1/23	61,796

				1,521,169

Federal National Mortgage Association - 7.5%
279,584	Fannie Mae	2.75	11/1/17	285,247
222,568	Fannie Mae	3.00	8/1/21	232,616
1,000,000	Fannie Mae	3.15	9/1/18	1,045,511
489,940	Fannie Mae	3.18	12/1/17	489,686
89,809	Fannie Mae	3.50	10/1/21	94,863
40,496	Fannie Mae	4.00	10/1/31	43,638
703,067	Fannie Mae	4.69	2/1/20	769,112
123,434	Fannie Mae	5.00	9/1/20	130,907
182,491	Fannie Mae	5.21	5/1/19	183,601
301,528	Fannie Mae	5.37	1/1/18	308,589
1,008,867	Fannie Mae	5.49	4/1/17	1,047,432
321,453	Fannie Mae	6.00	2/1/21	348,974
39,339	Fannie Mae	6.00	5/1/23	42,080
23,343	Fannie Mae	6.50	2/1/19	26,697

				5,048,953

Government National Mortgage Association - 0.7%
93,562	Ginnie Mae [1]	1.75	4/20/33	97,579
66,025	Ginnie Mae [1]	2.00	10/20/34	68,903
29,017	Ginnie Mae [1]	3.50	4/20/42	30,081
126,978	Ginnie Mae	5.00	9/15/24	135,007
133,448	Ginnie Mae	5.00	6/20/26	143,696

				475,266

Total Mortgage Pass-Through Securities (cost: $6,928,493)				7,045,388

Taxable Municipal Bonds - 10.5%
1,025,000	Atlanta Downtown Development Authority [17]	6.88	2/1/21	1,156,600
855,000	Colorado Housing & Finance Authority	4.00	11/1/31	901,794
500,000	Fuller Road Management Corp.	5.40	9/1/17	502,025
250,000	Illinois Housing Development Authority	4.00	2/1/34	259,440
740,000	Iowa Finance Authority [17]	1.77	1/1/18	746,749
400,000	Multistate Liquidating Trust No. 1 [4,17]	1.39	12/15/18	400,818
450,000	New Jersey Sports & Exposition Authority	6.08	3/1/23	482,188
500,000	North Carolina Housing Finance Agency	3.00	1/1/33	515,075
250,000	Osceola Co. Industrial Development Authority	2.00	8/1/16	250,540
305,000	Osceola Co. Industrial Development Authority	2.25	8/1/17	307,458
445,000	Rhode Island Housing & Mortgage Finance Corp.	4.00	10/1/39	462,764
300,000	Texas A&M University	1.93	5/15/21	302,436
460,000	Texas Department of Housing & Community Affairs [17]	4.80	7/1/19	470,598
250,000	University of Arkansas	1.72	11/1/19	252,367

Total Taxable Municipal Bonds (cost: $6,997,434)				7,010,852

U.S. Treasury / Federal Agency Securities - 23.3%
Other Federal Agency Securities - 0.3%
212,000	Comenity Capital Bank [12]	0.75	5/10/16	212,069

See accompanying notes to financial statements.
MARCH 31, 2016	15

SCHEDULE OF INVESTMENTS

March 31, 2016

Sit Quality Income Fund (Continued)

Principal Amount ($)/ Contracts	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

U.S. Treasury - 23.0%
7,000,000	U.S. Treasury Floating Rate Note [1]	0.31	7/31/17	6,995,485
1,500,000	U.S. Treasury Note	0.75	10/31/17	1,500,528
1,325,000	U.S. Treasury Note	0.88	9/15/16	1,327,588
5,000,000	U.S. Treasury Note	0.88	6/15/17	5,012,305
500,000	U.S. Treasury Note	1.75	10/31/20	512,285

				15,348,191

Total U.S. Treasury / Federal Agency Securities (cost: $15,557,886)				15,560,260

Total Investments in Securities - 97.5% (cost: $65,180,674)				65,216,808

Other Assets and Liabilities, net - 2.5%				1,662,732

Total Net Assets - 100.0%				$66,879,540

[1]	Variable rate security. Rate disclosed is as of March 31, 2016.

[4]

144A Restricted Security. The total value of such securities as of March 31, 2016 was $2,924,367 and represented 4.4% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[12]	Certificate of Deposit. Investments up to $250,000 are insured by the Federal Deposit Insurance Corporation.

[14]	Step Coupon: A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is as of March 31, 2016.

[17]

Security that is either an absolute and unconditional obligation of the United States Government or is collateralized by securities, loans, or leases guaranteed by the U.S. Government or its agencies or instrumentalities.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

Short futures contracts outstanding as of March 31, 2016 were as follows:

Contracts	Type	Expiration Date	Notional Amount	Unrealized Depreciation

Short Futures:
98	U.S. Treasury 5 Year Futures [10]	June 2016	$11,874,082	$(34,897)
88	U.S. Treasury 2 Year Futures [10]	June 2016	19,250,000	(17,527)

				$(52,424)

(10) The amount of $800,000 in cash was segregated with the broker to cover margin requirements for derivatives transactions as of March 31, 2016.

See accompanying notes to financial statements.
16	SIT MUTUAL FUNDS ANNUAL REPORT

A summary of the levels for the Fund’s investments as of March 31, 2016 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Other Significant Observable Inputs ($)	Total ($)
Assets
Asset-Backed Securities	—	9,904,360	—	9,904,360
Collateralized Mortgage Obligations	—	16,339,704	—	16,339,704
Corporate Bonds	—	9,356,244	—	9,356,244
Mortgage Pass-Through Securities	—	7,045,388	—	7,045,388
Taxable Municipal Bonds	—	7,010,852	—	7,010,852
U.S. Treasury / Federal Agency Securities	—	15,560,260	—	15,560,260
	—	65,216,808	—	65,216,808
Liabilities
Futures	(52,424)	—	—	(52,424)
	(52,424)	—	—	(52,424)

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
MARCH 31, 2016	17

Sit Tax-Free Income Fund

OBJECTIVE & STRATEGY

The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing primarily in investment-grade municipal securities.

Such municipal securities generate interest income that is exempt from both federal regular income tax and federal alternative minimum tax. During normal market conditions, the Fund invests 100% of its net assets in such tax-exempt municipal securities.

The Sit Tax-Free Income Fund provided a total return of +4.78% during the fiscal year ended March 31, 2016, versus a total return of +2.82% for the Barclays 5-Year Municipal Bond Index. As of March 31, 2016, the Fund’s 30-day SEC yield was 2.93% and the Fund’s 12-month distribution rate was 3.44%.

Short-term rates on tax-exempt bonds followed the increase in the federal funds rate in late 2015, increasing to their highest levels in several years, although they remain very low, as one-year tax-exempt yields on AAA-rated general obligation bonds lingered at 0.55% as of March 31, 2016. Tax-exempt bonds with intermediate and long-term maturities, particularly in the seven to 20 year range, have concurrently declined for the second consecutive year, producing a further flattening of the yield curve. This flattening supported performance for the year; tax-exempt bonds were one of the best performing asset classes over that period. Investors have taken notice of this performance, as municipal bond funds posted their 26th consecutive week of net inflows as of March 31, 2016, bringing the trailing 12 month influx to an estimated $20.5 billion. Also of note, total municipal bond issuance of nearly $400 billion in calendar year 2015 reached its highest level since 2010. Although most of this issuance reflected refunding activity versus new money supply, which has been the general course for several years now, total outstanding municipal bonds ticked up year over year, which was the first increase since 2010. However, with the furtherance of the overall trend of declining yields, issuers have increased their usage of lower-coupon bonds.

The Fund’s outperformance relative to its benchmark in fiscal 2016 was chiefly attributable to the fact it has continued to maintain a longer duration than that of the Fund’s benchmark. Bonds with durations longer than five years outperformed shorter duration bonds, notably within the belly of the curve. The Fund’s credit quality distribution also contributed to performance, as lower-rated credits generally outperformed their higher-rated peers, although bonds rated within the A category performed best. Non-rated bonds, which accounted for anywhere between 20% and 23% of Fund holdings throughout the year, boosted both relative and absolute performance as they outpaced the index.

Credit spreads narrowed for the second consecutive year, and are historically tight. With that in mind, the Fund will increase its emphasis

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

on higher-rated bonds while simultaneously focusing on security selection in lower-rated and non-rated names to provide compensatory returns for the credit risk. The Fund will most likely maintain duration longer than the benchmark through the next year.

We maintain our focus on a diversified portfolio of what we believe to be attractive bonds within the current environment. The Fund’s strategy continues to concentrate on producing a strong level of current interest income, particularly as rates remain persistently low. We believe the Fund is well positioned to provide attractive relative yield and risk-adjusted returns.

Michael C. Brilley

Paul J. Jungquist, CFA

Senior Portfolio Managers

Information on this page is unaudited.
18	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2016

	Sit Tax-Free Income Fund	Barclays 5-Year Muni Bond Index[1]	Lipper General Muni. Bond Fund Index[2]
One Year	4.78%	2.82%	3.85%
Five Years	7.04	3.36	6.36
Ten Years	4.42	4.24	4.64
Since Inception (9/29/88)	5.39	5.27	5.78

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Single Family Mortgage	23.3%
Multifamily Mortgage	20.9%
Other Revenue	11.6%
Education/Student Loan	7.2%
Insured	7.1%
General Obligation	7.0%
Investment Companies	5.7%
Sectors less than 5%	14.8%
Cash & Other Net Assets	2.4%

Based on total net assets as of March 31, 2016. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/16:	$9.80 Per Share
Net Asset Value 3/31/15:	$9.68 Per Share
Total Net Assets:	$156.9 Million
Average Maturity:	17.6 Years
Effective Duration[3]:	5.9 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Adviser’s Assessment of Non-Rated Securities:

AAA	0.0%
AA	1.4
A	0.2
BBB	1.8
BB	15.2
<BB	4.3

Total	22.9%

Information on this page is unaudited.
MARCH 31, 2016	19

SCHEDULE OF INVESTMENTS

March 31, 2016

Sit Tax-Free Income Fund

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Municipal Bonds - 91.9%
Alaska - 2.5%
750,000	AK Hsg. Finance Corp. Mtg. Rev.	4.13	12/1/37	773,025
640,000	AK Hsg. Finance Corp. Mtg. Rev.	4.25	12/1/40	661,261
500,000	AK Hsg. Finance Corp. Mtg. Rev. (G.O. of Corp. Insured)	4.50	12/1/35	519,840
500,000	AK Hsg. Finance Corp. Rev. (State Capital Proj.)	4.00	6/1/36	526,260
250,000	AK Industrial Dev. & Export Auth. Rev. (Boys & Girls Home) [2,5,15]	5.50	N/A	68,763
250,000	AK Industrial Dev. & Export Auth. Rev. (GTR Fairbanks Community Hospital Foundation)	5.00	4/1/33	279,018
425,000	Koyukuk Health Facility Rev. (Tanana Chief’s Conf. Health Care)	7.00	10/1/23	476,803
550,000	North Slope Borough Service Area Rev.	5.25	6/30/34	611,584

				3,916,554

Arizona - 1.6%
817,527	AZ Health Facs. Auth. Rev. (New Arizona Family Proj.)	5.25	7/1/27	932,365
400,000	Peoria Industrial Dev. Auth. Rev. (Sierra Winds Life Care Community)	5.25	11/15/29	411,284
5,000	Pima Co. Industrial Dev. Auth. Education Rev. (AZ Charter Schools Proj.)	6.70	7/1/21	5,023
300,000	Pima Co. Industrial Dev. Auth. Education Rev. (Coral Academy Science Proj.)	6.38	12/1/18	313,044
325,000	Pima Co. Industrial Dev. Auth. Education Rev. (Tucson Country Day School Proj.)	5.00	6/1/22	324,126
500,000	Quechan Indian Tribe of Fort Yuma Rev. (Tribal Economic Dev.)	9.75	5/1/25	561,340

				2,547,182

Arkansas - 0.1%
75,000	Rogers Rev. (Sales & Use Tax)	4.13	11/1/31	80,504

California - 9.7%
300,000	Agua Caliente Band of Cahuilla Indians Rev. [4]	6.00	7/1/18	298,815
300,000	CA Health Facs. Finance Auth. Rev. (El Camino Hospital)	5.00	2/1/35	343,737
500,000	CA School Facs. Finance Auth. Rev. (Azusa Unified School District) (AGM Insured) [6]	6.00	8/1/29	621,865
500,000	CA State G.O.	4.00	12/1/40	535,920
160,000	CA Statewide Communities Dev. Auth. Rev. (Lancer Plaza Proj.)	5.13	11/1/23	171,614
500,000	CA Statewide Communities Dev. Auth. Rev. (Provident Group - Pomona Property)	5.60	1/15/36	526,450
400,000	Carlsbad Unified School District G.O. Capital Appreciation [6]	6.13	8/1/31	427,628
1,000,000	Colton Joint Unified School District G.O. (AGM Insured) [6]	5.80	8/1/35	914,520
500,000	Encinitas Union School District G.O. Capital Appreciation [6]	6.75	8/1/35	527,910
500,000	Hartnell Community College G.O. [6]	7.00	8/1/34	449,440
1,250,000	Healdsburg Unified School District G.O. [6]	4.60	8/1/37	1,003,163
250,000	Imperial Community College District G.O. Capital Appreciation (AGM Insured) [6]	6.75	8/1/40	330,240
1,100,000	Los Alamitos Unified School District Capital Appreciation C.O.P. [6]	5.95	8/1/34	912,197
250,000	Martinez Unified School District G.O. [6]	6.13	8/1/35	326,328
500,000	Placentia-Yorba Linda Unified School District C.O.P. Capital Appreciation (AGM Insured) [6]	6.25	10/1/28	570,710
600,000	Redondo Beach School District G.O. [6]	6.38	8/1/34	795,342
750,000	Reef-Sunset Unified School District (BAM Insured) [6]	4.85	8/1/38	640,185
350,000	Ripon Unified School District G.O. (BAM Insured) [6]	4.50	8/1/30	347,204
500,000	Sacramento Co. Water Financing Auth. Rev. (NATL-RE FGIC Insured) [1]	1.00	6/1/39	435,865
400,000	San Jose Financing Auth. Rev. (Civic Center Garage Proj.) [9]	5.00	6/1/39	460,976
500,000	South Tahoe Joint Powers Financing Auth. Tax Allocation Ref. (South Tahoe Redev. Proj.) (AGM Insured)	5.00	10/1/30	573,930
350,000	Southwest Community Finance Auth. Rev. (Riverside Co. Proj.) [9]	6.00	5/1/24	385,378
450,000	Sulphur Springs Union School District C.O.P. (AGM Insured) [6]	6.50	12/1/37	584,145
65,000	Sulphur Springs Union School District C.O.P. (AGM Insured) [6]	6.50	12/1/37	80,360
500,000	Sutter Butte Flood Agency (BAM Insured)	4.00	10/1/38	527,265
600,000	Tracy Joint Unified School District G.O. Capital Appreciation [6]	7.30	8/1/41	438,432
500,000	Tustin Unified School District G.O. Capital Appreciation [6]	6.00	8/1/28	493,155

See accompanying notes to financial statements.
20	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

1,000,000	Upland Unified School District G.O. Capital Appreciation [6]	7.00	8/1/41	1,006,000
500,000	Val Verde Unified School District G.O. Capital Appreciation (AGM Insured) [6]	6.13	8/1/34	480,135

				15,208,909

Colorado - 2.0%
250,000	CO Educational & Cultural Facs. Auth. Rev. (CO Springs Charter Academy Proj.)	5.60	7/1/34	272,613
500,000	CO Educational & Cultural Facs. Auth. Rev. Ref. (Vail Mountain School Proj.)	6.00	5/1/30	549,555
290,000	CO Hsg. Finance Auth. Single Family Mtg. Rev. (FHA Insured)	5.00	11/1/34	296,273
500,000	Copperleaf Metro District No. 2 G.O.	5.75	12/1/45	526,430
500,000	Crystal Crossing Metro District G.O.	5.25	12/1/40	501,090
500,000	East Morgan Co. Hospital District C.O.P. [9]	5.88	12/1/38	510,425
500,000	Lambertson Farms Metro District No. 1 G.O.	5.00	12/15/25	506,340

				3,162,726

Connecticut - 1.8%
1,000,000	CT Hsg. Finance Auth. Rev.	4.00	11/15/34	1,036,050
210,000	CT Hsg. Finance Auth. Rev.	5.15	11/15/34	214,752
500,000	CT Hsg. Finance Auth. Rev.	3.75	11/15/35	513,120
300,000	CT Hsg. Finance Auth. Rev.	3.50	5/15/40	302,328
250,000	CT Hsg. Finance Auth. Rev.	3.75	11/15/40	254,555
500,000	CT Hsg. Finance Auth. Rev. (G.O. of Auth.)	4.75	11/15/35	500,365

				2,821,170

Florida - 11.8%
385,000	Alachua Co. Health Facs. Auth. Rev. (Oak Hammock University)	8.00	10/1/32	479,591
250,000	Babcock Ranch Community Independent District Special Assessment	5.00	11/1/31	250,935
500,000	Bay Co. Educational Facs. Rev. (Bay Haven Charter)	5.25	9/1/30	521,560
250,000	Blackburn Creek Community Dev. District Special Assessment (Grand Palm Proj.)	6.25	5/1/35	254,990
250,000	Blackburn Creek Community Dev. District Special Assessment (Grand Palm Proj.)	6.25	5/1/45	255,398
410,000	Boynton Beach Rev. (Charter Schools Boynton Beach, Inc.) [2,5]	6.25	6/1/27	155,808
550,000	Capital Trust Agency Rev. (Tallahassee Tapestry) [4]	6.75	12/1/35	564,333
250,000	Capital Trust Agency Rev. (Tuscan Gardens Senior Living Center)	7.00	4/1/35	260,143
350,000	Collier Co. Industrial Dev. Auth. Rev. (Arlington of Naples Proj.) [4]	6.50	5/15/20	350,588
250,000	Collier Co. Industrial Dev. Auth. Rev. (Arlington of Naples Proj.) [4]	7.25	5/15/26	291,878
415,000	Collier Co. Industrial Dev. Auth. Rev. (NCH Healthcare System Proj.)	6.25	10/1/39	493,086
100,000	Fiddlers Creek Community Dev. District No. 2 Special Assessment Rev. [2,5,15]	5.75	N/A	59,988
210,000	FL Hsg. Finance Corp. (GNMA/FNMA Collateralized)	5.00	7/1/26	228,207
225,000	FL Hsg. Finance Corp. (GNMA/FNMA/FHLMC Collateralized)	5.00	7/1/39	238,939
400,000	Florida Dev. Finance Corp. Rev. (Renaissance Charter School)	6.00	6/15/34	414,896
255,000	Florida Dev. Finance Corp. Rev. (Renaissance Charter School) [4]	6.00	6/15/35	261,311
535,000	Gramercy Farms Community Dev. District Special Assessment [6]	3.24	5/1/39	103,373
355,000	Heritage Harbour North Community Dev. District Special Assessment	5.00	5/1/34	365,497
350,000	Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev.	4.25	5/1/25	362,810
300,000	Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev.	4.88	5/1/35	310,110
250,000	Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Country Club East Proj.)	6.70	5/1/33	288,238
400,000	Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Country Club East Proj.)	5.35	5/1/34	413,424
400,000	Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Lakewood Center)	7.40	5/1/30	483,652
500,000	Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Lakewood Ranch)	5.00	5/1/36	511,110
250,000	Lexington Oaks Community Dev. District Special Assessment Rev.	5.65	5/1/33	268,690
400,000	Live Oak No. 2 Community Dev. District Special Assessment Rev.	4.00	5/1/35	404,296
235,000	Long Lake Ranch Community Dev. District Special Assessment	5.63	5/1/24	242,684
100,000	Long Lake Ranch Community Dev. District Special Assessment	5.75	5/1/44	102,767
250,000	Magnolia Creek Community Dev. District Rev. [2,5,15]	5.60	N/A	52,488
250,000	Marshall Creek Community Dev. District Cap. Improvement Special Assessment Rev.	5.00	5/1/32	259,038

See accompanying notes to financial statements.
MARCH 31, 2016	21

SCHEDULE OF INVESTMENTS

March 31, 2016

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

600,000	Miami-Dade Co. Rev. Capital Appreciation (NATL-RE Insured) [6]	5.21	10/1/38	187,002
500,000	Miami-Dade Co. Transit Sales Tax Rev.	5.00	7/1/34	589,965
500,000	Monterra Community Dev. District Special Assessment (AGM Insured)	3.50	5/1/36	505,085
230,000	New River Community Dev. District Cap. Improvement Special Assessment Rev. [2,5,15]	5.00	N/A	2
500,000	Northern Palm Beach Co. Improvement District Special Assessment	5.00	8/1/29	521,595
550,000	Orange Co. Health Facs. Auth. Rev. (Presbyterian Retirement Community Proj.)	5.00	8/1/34	613,794
500,000	Orange Co. Health Facs. Auth. Rev. (Presbyterian Retirement Community Proj.)	5.00	8/1/35	552,545
1,000,000	Orange Co. Hsg. Finance Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	3.55	9/1/30	1,053,830
745,000	Orange Co. Hsg. Finance Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	3.95	3/1/40	757,807
500,000	Osceola Co. Industrial Dev. Auth. (Wells Charter School Proj.)	4.00	8/1/31	529,520
250,000	Palm Beach Co. Health Facs. Auth. Rev. (Sinai Residences Boca Raton Proj.)	6.25	6/1/23	265,518
500,000	Port St. Lucie Research Foundation Rev. (Vaccine Gene Therapy Inst.)	5.00	5/1/33	506,530
750,000	Sarasota Co. Health Facs. Auth. Retirement Rev. (Village on the Isle)	5.50	1/1/27	785,625
500,000	Seminole Tribe Special Obligation Rev. [4]	5.50	10/1/24	523,460
250,000	Seven Oaks Community Dev. District Special Assessment Rev.	5.50	5/1/33	265,572
185,000	Silverleaf Community Dev. District Special Assessment.	6.75	5/1/44	198,207
105,000	Tolomato Community Dev. District Special Assessment [2,5]	6.38	5/1/17	1
35,000	Tolomato Community Dev. District Special Assessment	6.38	5/1/17	34,974
40,000	Tolomato Community Dev. District Special Assessment [6]	6.61	5/1/39	32,073
185,000	Tolomato Community Dev. District Special Assessment [6]	6.61	5/1/40	114,406
120,000	Tolomato Community Dev. District Special Assessment [2,5]	6.61	5/1/40	1
110,000	Tolomato Community Dev. District Special Assessment [6]	6.61	5/1/40	57,553
85,000	Tolomato Community Dev. District Special Assessment [6]	6.61	5/1/40	50,946
45,000	Tolomato Community Dev. District Special Assessment [6]	6.61	5/1/40	19,980
250,000	Trout Creek Community Dev. District Cap. Improvement Special Assessment	5.50	5/1/35	251,942
10,000	Waters Edge Community Dev. District Cap. Improvement Rev.	5.35	5/1/39	10,004
410,000	Waters Edge Community Dev. District Cap. Improvement Rev. [6]	6.60	5/1/39	343,342
250,000	Wiregrass Community Dev. District Special Assessment	5.38	5/1/35	257,225
450,000	Zephyr Ridge Community Dev. District Special Assessment [2,5,15]	5.25	N/A	177,138

				18,455,470

Georgia - 3.1%
200,000	Barnesville-Lamar County Ind. Dev. Auth. Rev. (Gordon College Property)	5.00	8/1/30	200,626
500,000	East Point Tax Allocation	3.25	8/1/25	516,590
1,280,000	GA Housing & Finance Authority Rev.	3.80	12/1/37	1,304,896
1,000,000	GA Housing & Finance Authority Rev.	4.00	12/1/37	1,032,220
650,000	GA Housing & Finance Authority Rev.	3.80	12/1/40	667,726
485,000	GA Housing & Finance Authority Rev.	3.80	12/1/40	489,268
605,000	GA Housing & Finance Authority Rev.	3.85	12/1/41	616,386

				4,827,712

Idaho - 1.0%
500,000	ID Health Facs. Authority Rev. (Terraces Boise Proj.)	6.00	10/1/21	500,680
250,000	ID Health Facs. Authority Rev. (Terraces Boise Proj.)	7.00	10/1/24	277,700
250,000	ID Health Facs. Authority Rev. (Terraces Boise Proj.)	7.38	10/1/29	272,455
500,000	ID Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (Idaho Arts Charter School Proj.)	5.75	12/1/32	542,510

				1,593,345

Illinois - 7.5%
500,000	Bellwood G.O.	5.88	12/1/27	592,190
500,000	Burbank Educational Facs. Rev. (Intercultural Montessori Language School) [4]	6.00	9/1/35	519,275
500,000	Bureau Co. Township High School Dist. No. 502 G.O. (BAM Insured)	6.25	12/1/33	619,810
500,000	Chicago Midway Airport Rev. (Second Lien)	5.25	1/1/35	566,300
250,000	Chicago Transit Auth. Sales Tax Rev.	5.25	12/1/30	277,540

See accompanying notes to financial statements.
22	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

250,000	Cook Co. G.O. (AMBAC Insured)	5.00	11/15/26	251,358
160,000	IL C.O.P. (NATL-RE Insured)	5.80	7/1/17	160,413
250,000	IL Fin. Auth. Rev.	4.50	11/1/36	257,532
250,000	IL Fin. Auth. Rev. (Christian Homes)	5.00	5/15/40	268,612
500,000	IL Fin. Auth. Rev. (Lifespace Communities)	5.00	5/15/35	563,950
250,000	IL Fin. Auth. Rev. (Plymouth Place)	5.00	5/15/37	256,432
500,000	IL Fin. Auth. Rev. (Rogers Park Montessori School Proj.)	5.00	2/1/24	526,440
250,000	IL Fin. Auth. Rev. (Tabor Hills Living Proj.)	5.25	11/15/36	254,585
1,000,000	IL Fin. Auth. Sports Facs. Rev. (North Shore Ice Arena Proj.)	6.25	12/1/38	550,610
250,000	IL G.O.	5.50	7/1/33	274,372
265,000	IL G.O. (AGM Insured)	4.50	9/1/20	265,853
500,000	IL G.O. (AMBAC Insured)	5.00	3/1/34	500,580
380,000	IL Housing Dev. Auth. (AMBAC G.O. of Authority Insured)	4.50	7/1/47	380,524
350,000	IL Housing Dev. Auth. Rev. (Evergreen Towers)	4.95	7/1/34	380,362
1,000,000	IL Sports Facilities Auth. Rev. (State Tax Supported) (AGM Insured)	5.25	6/15/31	1,133,740
250,000	Lake Co. Community Consolidated School District No. 50 Woodland G.O.	5.63	1/1/26	291,850
1,000,000	Lombard Public Facs. Corp. Rev. First Tier (Conference Center & Hotel Proj.) [2,5]	5.25	1/1/36	307,450
335,000	Macon & Moultrie Counties Community Unit School District No. 3 Mt Zion G.O.	5.50	12/1/41	380,660
250,000	Macon County School District No. 61 Decatur G.O. (AGM Insured)	5.25	1/1/37	276,878
1,921,000	Malta Tax Allocation Rev. [2,5]	5.75	12/30/25	1,061,084
818,000	Manhattan Special Service Area Special Tax No. 07-6 (Groebe Farm-Stonegate) [2,5]	5.75	3/1/22	147,248
490,000	Southwestern IL Dev. Auth. Tax Allocation Ref. (Local Govt. Program)	7.00	10/1/22	416,402
685,000	Westmont Park District G.O. [6]	6.03	12/1/32	310,134

				11,792,184

Indiana - 2.7%
700,000	Carmel Multifamily Hsg. Rev. (Barrington Carmel Proj.)	6.00	11/15/22	777,952
300,000	Damon Run Conservancy Dist. G.O. (State Intercept Insured)	6.10	7/1/25	335,241
500,000	East Chicago Sanitary Dist. Rev. (State Intercept Insured)	4.00	7/15/35	525,250
275,000	IN Finance Auth. Rev. (BHI Senior Living)	5.88	11/15/41	316,566
400,000	IN Finance Auth. Rev. (BHI Senior Living)	6.00	11/15/41	464,056
350,000	IN Finance Auth. Rev. (Greencroft Obligated Group)	6.50	11/15/33	400,796
210,000	IN Health & Educational Fac. Fin. Auth. Rev. (Schneck Memorial Hospital)	5.25	2/15/30	210,638
500,000	IN Housing & Community Dev. Auth. Rev. (Hammond Assisted Living Proj.)	5.75	1/1/36	500,970
350,000	Richmond Hospital Auth. Rev. (Reid Hospital & Health Care)	5.00	1/1/35	401,184
250,000	St. Joseph Co. Health Facs. Rev. (Holy Cross Village) [1]	6.25	5/15/39	264,052

				4,196,705

Iowa - 0.2%
250,000	IA Student Loan Liquidity Corp. Rev.	5.80	12/1/31	269,970

Kansas - 0.5%
250,000	Wichita Health Care Facs. Rev. (Larksfield Place)	7.13	12/15/36	282,492
500,000	Wichita Health Care Facs. Rev. (Presbyterian Manors, Inc.)	6.25	5/15/34	518,005

				800,497

Kentucky - 0.3%
425,000	Pikeville Hospital Rev. Ref. (Pikeville Medical Center)	6.50	3/1/41	492,936

Louisiana - 2.5%
61,175	Denham Springs/Livingston Hsg. & Mtg. Finance Auth. Rev. (GNMA/FHLMC Collateralized)	5.00	11/1/40	62,024
270,000	Jefferson Parish Finance Auth. Single Family Mtg. Rev. (GNMA/FHLMC Collateralized)	5.00	6/1/38	279,701
115,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Home Ownership Program) (GNMA/FHLMC Collateralized)	6.00	12/1/28	116,534
390,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Home Ownership Program) (GNMA/FHLMC Collateralized)	5.70	12/1/38	402,574
235,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Mtg. Backed Sec. Prog.) (GNMA/FHLMC Collateralized)	4.60	6/1/29	255,957

See accompanying notes to financial statements.
MARCH 31, 2016	23

SCHEDULE OF INVESTMENTS

March 31, 2016

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

500,000	LA Local Government Environmental Facilities & Community Development Auth.	6.00	11/15/30	518,450
300,000	LA Public Facs. Auth. Rev.	5.00	7/1/35	345,261
250,000	LA Public Facs. Auth. Rev. (Belle-Chase Educational Foundation Proj.) (NATL-RE Insured)	6.50	5/1/31	284,765
500,000	LA Public Facs. Auth. Rev. (Entergy LA LLC Proj.)	5.00	6/1/30	501,090
655,000	LA Public Facs. Auth. Rev. (Tulane Univ. Proj.) (NATL-RE Insured) [1]	1.11	2/15/36	586,821
250,000	LA Tobacco Settlement Financing Corp. Rev.	5.50	5/15/30	280,822
37,000	Lafayette Public Finance Auth. Single Family Mortgage-Backed Rev. (GNMA/FHLMC Collateralized)	5.35	1/1/41	37,693
300,000	St. Tammany Parish Fin. Auth. Rev. (Christwood Proj.)	5.25	11/15/37	311,679

				3,983,371

Maine - 1.1%
600,000	ME Hsg. Auth. Rev.	4.00	11/15/35	628,062
250,000	ME Hsg. Auth. Rev.	4.50	11/15/37	265,262
250,000	ME Hsg. Auth. Rev.	3.55	11/15/40	249,992
500,000	ME Hsg. Auth. Rev.	3.85	11/15/40	510,020

				1,653,336

Maryland - 0.8%
235,000	MD Community Dev. Administration Rev.	5.13	9/1/30	256,970
350,000	MD Community Dev. Administration Rev.	3.75	3/1/39	357,455
590,000	Montgomery Co. Housing Opportunities Commission Rev.	4.00	7/1/38	604,715

				1,219,140

Massachusetts - 1.8%
240,000	MA Education Finance Auth. Education Rev.	5.15	1/1/26	247,087
250,000	MA Housing Finance Agy. Rev.	4.75	6/1/35	266,345
500,000	MA Housing Finance Agy. Rev.	3.75	12/1/40	505,795
500,000	MA Housing Finance Agy. Rev. (FHA Insured)	5.30	12/1/38	543,375
1,250,000	MA Housing Finance Agy. Rev. (GNMA/FNMA/FHLMC Collateralized)	3.90	12/1/38	1,274,238

				2,836,840

Michigan - 2.0%
250,000	MI Finance Auth. Rev. (Presbyterian Village)	5.25	11/15/35	256,732
250,000	MI Hsg. Dev. Auth. (G.O. of Authority Insured)	4.63	10/1/41	261,382
500,000	MI Hsg. Dev. Auth. Rev.	4.10	10/1/35	522,265
500,000	MI Hsg. Dev. Auth. Rev.	3.70	12/1/36	511,395
750,000	MI Hsg. Dev. Auth. Rev.	3.95	12/1/40	764,145
400,000	MI Public Education Facs. Auth. Ltd. Rev. Ref. (Nataki Talibah Proj.) (Q-SBLF Insured) [2,5]	6.25	10/1/23	199,972
170,000	MI Public Education Facs. Auth. Rev. Ref. (Bradford Proj.) [4]	6.00	9/1/16	136,003
250,000	Taylor Brownfield Redevelopment Authority (NATL Insured)	5.00	5/1/32	273,800
230,000	Universal Academy Michigan Public School Rev.	6.50	12/1/23	234,135

				3,159,829

Minnesota - 1.5%
1,768,866	Intermediate School District 287 Lease Rev. [9]	5.30	11/1/32	1,785,918
180,000	MN Hsg. Fin. Agy. Mtg. Rev. (Mtg. Backed Securities Program) (GNMA/FNMA Collateralized)	4.40	7/1/32	194,350
355,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	5.10	1/1/40	376,435

				2,356,703

Mississippi - 0.1%
90,000	MS Home Corp. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	6.75	6/1/39	94,350

See accompanying notes to financial statements.
24	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Missouri - 0.8%
400,000	Kansas City Industrial Dev. Auth. Rev. (Kansas City Pkg. LLC)	5.45	9/1/23	426,588
500,000	Kansas City Industrial Dev. Auth. Rev. (United Methodist Retirement Home, Inc.) [4]	5.75	11/15/36	505,520
320,000	Kirkwood Industrial Dev. Auth. Rev. (Aberdeen Heights)	8.00	5/15/21	360,496

				1,292,604

Montana - 0.8%
250,000	MT Board of Housing Single Family Rev.	4.00	12/1/38	259,522
355,000	MT Board of Housing Single Family Rev. (FHA Insured)	3.75	12/1/38	365,334
165,000	MT Board of Housing Single Family Rev. (G.O. of BRD Insured)	4.70	12/1/26	175,535
455,970	MT Facs. Finance Auth. Rev. (Great Falls Pre-Release Services Proj.)	5.08	4/1/21	501,813

				1,302,204

Nebraska - 0.3%
400,000	Douglas Co. Hospital Auth. No. 3 (Methodist Hospital)	5.00	11/1/30	462,944
410,000	Mead Village Tax Allocation Rev. (E3 Biofuels - Mead LLC Proj.) [2,5,15]	5.13	N/A	9,807

				472,751

Nevada - 1.1%
750,000	Las Vegas Redev. Agy. Tax Allocation Rev.	7.50	6/15/23	857,062
710,000	Nevada Hsg. Division Rev. (GNMA/FNMA/FHLMC Collateralized)	3.85	10/1/39	723,447
115,000	NV Hsg. Dev. Single Family Mtg. Program Mezzanine (GNMA/FNMA/FHLMC Collateralized)	5.10	10/1/40	120,030

				1,700,539

New Hampshire - 0.3%
400,000	NH Health & Educ. Facs. Auth. Rev. (Wentworth Douglas Hospital)	6.00	1/1/34	456,348

New Jersey - 0.9%
60,000	NJ Higher Education Assistance Auth. Student Loan Rev.	5.00	12/1/28	65,560
395,000	NJ Hsg. & Mtg. Finance Agy. Rev.	5.05	10/1/39	411,720
550,000	NJ Hsg. & Mtg. Finance Agy. Rev. (Mciver Homes Hsg. Proj.) (FHLMC Collateralized)	3.60	1/1/30	570,251
400,000	NJ Hsg. & Mtg. Finance Agy. Single Family Mtg. Rev.	4.50	10/1/30	430,688

				1,478,219

New Mexico - 1.6%
495,000	NM Mtg. Fin. Auth. Rev.	3.80	9/1/46	499,430
445,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (FHA Insured)	3.90	9/1/42	452,285
235,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	4.80	9/1/29	246,654
235,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.35	9/1/30	247,023
510,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.25	9/1/34	548,413
445,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	4.13	9/1/42	457,100

				2,450,905

New York - 5.2%
350,000	Hempstead Town Local Development Corp. Rev. (Hofstra University Proj.)	4.00	7/1/33	374,762
250,000	New York City Housing Development Corp. Multifamily Mtg. Rev.	4.60	11/1/36	264,010
500,000	New York City Housing Development Corp. Rev.	3.80	11/1/37	512,000
500,000	New York City Housing Development Corp. Rev.	3.65	11/1/41	506,400
750,000	New York City Municipal Water Finance Authority	5.00	6/15/38	879,922
500,000	NY Mortgage Agency Rev.	3.75	10/1/38	507,195
500,000	NY Mortgage Agency Rev.	3.70	10/1/38	511,320
500,000	NY Mortgage Agency Rev.	3.80	10/1/40	506,900
540,000	NY Mortgage Agency Rev.	4.13	10/1/40	558,117
200,000	NY Mortgage Agency Rev.	3.75	10/1/42	201,068
175,000	NY Mortgage Agency Rev.	4.75	10/1/42	183,726

See accompanying notes to financial statements.
MARCH 31, 2016	25

SCHEDULE OF INVESTMENTS

March 31, 2016

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

200,000	NY State Dormitory Auth. Rev. Ref. (Miriam Osborne Memorial Home)	5.00	7/1/42	211,368
300,000	NY State Dormitory Auth. Rev. Ref. (N. Shore-Long Island Jewish Obligation)	5.00	5/1/33	352,866
590,000	NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.)	3.75	11/1/37	605,493
400,000	NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.)	4.88	11/1/42	425,368
500,000	NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.) (FNMA/FHLMC Collateralized)	3.65	11/1/34	517,345
1,000,000	NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.) (SOYMNA Insured)	4.10	5/1/48	1,027,070

				8,144,930

North Carolina - 0.2%
250,000	North Carolina Capital Fac. Fin. Agy. Rev. (Elizabeth City State Univ. Hsg.) (AMBAC Insured)	5.00	6/1/23	250,405

North Dakota - 0.2%
300,000	ND Maple-Steel Joint Water Resource District	4.00	5/1/30	300,111

Ohio - 1.0%
636,800	Cuyahoga Co. Hsg. Mtg. Sr. Rev. (R H Myers Apts. Proj.) (GNMA Collateralized)	5.70	3/20/42	676,995
400,000	Dayton-Montgomery County Port Auth. Rev. (Storypoint Troy Proj.)	7.00	1/15/40	405,700
500,000	Lucas Metro Hsg. Auth.	5.00	11/1/36	543,195

				1,625,890

Oklahoma - 0.5%
100,000	Citizen Potawatomi Nation Sr. Obligation Tax Rev.	6.50	9/1/16	100,202
525,000	Fort Sill Apache Tribe Economic Dev. Auth. [4]	8.50	8/25/26	633,927

				734,129

Oregon - 2.1%
350,000	Clackamas Co. Hsg. Auth. Rev. (Easton Ridge Apts. Proj.)	3.50	9/1/33	356,244
250,000	Forest Grove Rev. (Campus Improvement-Pacific Unv. Proj.)	5.25	5/1/34	282,990
460,000	OR Hsg. & Community Services Dept. Rev. (Single Family Mtg. Program)	4.00	7/1/38	470,640
1,000,000	OR State Ref G.O. (Veterans Welfare Service)	3.90	12/1/39	1,038,250
250,000	Polk Co. Hospital Fac. Auth. Rev. (Dallas Retirement Village Proj.)	5.13	7/1/35	256,368
350,000	Port of Morrow G.O.	4.00	6/1/32	351,211
300,000	Western Generation Agy. Rev. (Wauna Cogeneration Proj.)	5.00	1/1/21	300,660
270,000	Western Generation Agy. Rev. (Wauna Cogeneration Proj.)	5.00	1/1/21	278,365

				3,334,728

Pennsylvania - 3.0%
195,000	Allegheny Co. Industrial Dev. Auth. Charter School Rev. (Propel Charter-McKeesport)	5.90	8/15/26	209,118
470,000	Butler Co. General Authority Rev. (School District Proj.) (AGM G.O. of District) [1]	1.12	10/1/34	376,823
250,000	Central Bradford Progress Auth. Rev. (Guthrie Healthcare System)	5.50	12/1/31	295,033
250,000	Erie Co. Hospital Auth. Rev. (St. Vincent Health Center Proj.)	7.00	7/1/27	266,055
230,000	Lehigh Co. General Purpose Auth. Rev. (Saint Luke’s Bethlehem) [1]	1.43	8/15/42	172,091
250,000	Moon Industrial Dev. Auth. Rev. (Baptist Homes Society Obligation)	5.63	7/1/30	254,030
500,000	PA Hsg. Finance Agy. Rev.	4.05	10/1/40	521,075
500,000	PA Hsg. Finance Agy. Rev.	4.05	10/1/40	513,400
500,000	PA Turnpike Commission Rev. Capital Appreciation [6]	5.13	12/1/35	558,875
1,250,000	PA Turnpike Commission Rev. Capital Appreciation [6]	0.00	12/1/38	1,296,400
250,000	Philadelphia Authority for Industrial Dev. Rev. (Tacony Academy Charter School Proj.)	6.13	6/15/23	276,365

				4,739,265

Puerto Rico - 0.2%
335,000	Puerto Rico Ind. Medical & Environmental Pollution Control Facs. Fing. Auth. Rev. (American Home Proj.)	5.10	12/1/18	344,745

See accompanying notes to financial statements.
26	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Rhode Island - 0.3%
250,000	RI Health & Edl. Building Corp. Hosp. Fing. Rev. (Lifespan Obligation Group) (NATL-RE Insured)	5.25	5/15/26	250,780
250,000	RI Hsg. & Mortgage Finance Corp. Rev.	3.90	10/1/37	255,040

				505,820

South Carolina - 0.8%
350,000	SC Education Assistance Auth. Student Loan Rev.	5.10	10/1/29	376,208
73,190	SC Jobs Economic Dev. Auth. Health Care Facs. Rev. (Woodlands at Furman Proj.) [6]	2.00	11/15/47	7,675
250,000	SC Public Service Auth. Rev. (Santee Cooper)	5.00	12/1/38	284,802
500,000	SC Public Service Auth. Rev. (Santee Cooper)	5.75	12/1/43	609,985

				1,278,670

Tennessee - 1.1%
495,000	Metro Govt. Nashville & Davidson Co. Health & Education Facs. Rev. (Prestige Proj.) [2,5]	7.50	12/20/40	296,955
1,850,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) [2,5]	5.35	1/1/19	46,342
7,875,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) [2,5]	5.55	1/1/29	197,269
1,630,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) [2,5]	6.00	1/1/29	16
745,000	TN Hsg. Dev. Agency. Rev.	3.88	7/1/35	772,699
440,000	TN Hsg. Dev. Agency. Rev.	3.95	7/1/35	460,200

				1,773,481

Texas - 5.4%
945,000	Arlington Higher Education Finance Corp., Education Rev. (Arlington Classics Academy)	7.00	8/15/28	1,056,822
1,000,000	Bexar Co. Rev. (Venue Proj.)	5.00	8/15/39	1,097,540
500,000	Dallas/Fort Worth International Airport Rev. (JT Improvement)	5.25	11/1/37	583,160
1,745,617	Galveston Co. Municipal Utility Dist. No. 52 BANS Series 2016A [15]	5.37	N/A	1,309,143
600,000	Harris Co. Cultural Education Facs. Finance Corp. Rev. (Space Center Houston Proj.) [4]	6.75	8/15/21	661,338
250,000	New Hope Cultural Education Facs. Corp. Rev. (NCCD-College Station Properties, LLC)	5.00	7/1/35	274,428
250,000	New Hope Cultural Education Facs. Corp. Rev. (Wesleyan Homes Inc. Proj.)	5.50	1/1/35	262,728
500,000	Newark Cultural Education Facs. Finance Corp. Rev. (A.W. Brown-Fellowship Leadership)	6.00	8/15/32	511,310
229,000	North Central Texas Health Facility Development Corp. (CC Young Memorial Home)	5.38	2/15/25	229,005
310,000	Red River Health Facs. Dev. Corp. Rev. (MRC Crossings Proj.)	6.13	11/15/20	310,508
250,000	Red River Health Facs. Dev. Corp. Rev. (MRC Crossings Proj.)	7.50	11/15/34	292,940
500,000	Sugar Land Dev. Corp. Rev. (BAM Insured)	5.00	2/15/33	573,025
500,000	TX Grand Parkway Transportation Corp. Rev. [6]	5.50	10/1/35	427,000
750,000	TX Private Activity Surface Transportation Corp. Rev. (LBJ Infrastructure)	7.50	6/30/33	927,248

				8,516,195

Utah - 1.1%
400,000	UT Charter School Finance Auth. Rev. (Entheos Academy)	6.50	10/15/33	419,276
250,000	UT Charter School Finance Auth. Rev. (Spectrum Academy Proj.) [4]	6.00	4/15/45	261,450
215,000	UT Hsg. Corp. Single Family Mtg. Rev.	5.75	1/1/33	220,016
290,000	UT Hsg. Corp. Single Family Mtg. Rev.	4.60	7/1/34	305,057
500,000	UT Hsg. Corp. Single Family Mtg. Rev. (FHA Insured)	4.00	1/1/36	528,530

				1,734,329

Virginia - 2.6%
500,000	Farms New Kent Community Dev. Auth. Special Assessment [2,5]	5.13	3/1/36	125,020
525,000	VA Hsg. Dev. Auth. Rev. (Commonwealth Mtg.)	3.88	1/1/38	537,584
550,000	VA Hsg. Dev. Auth. Rev. (Commonwealth Mtg.)	4.80	7/1/38	597,575
500,000	VA Hsg. Dev. Auth. Rev. (Commonwealth Mtg.)	4.75	10/1/38	540,280
500,000	VA Hsg. Dev. Auth. Rev. (Commonwealth Mtg.)	4.75	10/1/38	540,280
500,000	VA Hsg. Dev. Auth. Rev. (Commonwealth Mtg.)	5.10	10/1/38	550,425
400,000	VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.)	4.13	7/1/33	423,284

See accompanying notes to financial statements.
MARCH 31, 2016	27

SCHEDULE OF INVESTMENTS

March 31, 2016

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)/ Quantity	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

500,000	VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.)	5.00	12/1/39	532,730
250,000	VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.) (G.O. of Auth. Insured)	4.60	12/1/38	263,830

				4,111,008

Washington - 2.7%
500,000	Pike Place Market Preservation Dev. Auth. Rev.	5.00	12/1/40	565,860
360,000	WA Hsg. Fin. Commission	3.70	12/1/33	370,483
500,000	WA Hsg. Fin. Commission Multi Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	3.50	12/1/33	513,160
330,000	WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Non-profit Hsg.)	6.00	10/1/22	366,851
145,000	WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Skyline at First Hill Proj.)	5.25	1/1/17	146,177
1,600,000	WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Skyline at First Hill Proj.)	5.63	1/1/27	1,620,592
400,000	WA Hsg. Fin. Commission Rev. (Heron’s Key Senior Living) [4]	6.50	7/1/30	418,908
145,000	WA Hsg. Fin. Commission Single Family Mtg. Rev. (GNMA/FNMA Collateralized)	4.60	10/1/33	155,280

				4,157,311

West Virginia - 1.0%
250,000	WV Hsg. Dev. Fund Rev.	4.50	11/1/31	271,158
250,000	WV Hsg. Dev. Fund Rev.	3.75	11/1/32	261,582
550,000	WV Hsg. Dev. Fund Rev.	3.80	11/1/35	567,782
500,000	WV Hsg. Dev. Fund Rev.	4.10	11/1/45	518,305

				1,618,827

Wisconsin - 3.1%
250,000	WI General Fund Rev. Appropriation Rev.	6.00	5/1/27	287,422
1,000,000	WI Health & Education Facs. Auth. Rev. (Three Pillars Senior Living)	5.00	8/15/43	1,077,150
500,000	WI Health & Educational Facs. Auth. Rev. (Aspirus, Inc. Obligation Group)	5.00	8/15/32	568,195
400,000	WI Health & Educational Facs. Auth. Rev. (Dickson Hollow Proj.)	5.00	10/1/29	413,996
250,000	WI Housing & Economic Dev. Auth. Rev.	3.88	11/1/35	258,022
500,000	WI Public Finance Auth. Rev. (Glenridge Palmer Ranch Proj.)	8.25	6/1/46	624,415
290,000	WI Public Finance Auth. Rev. (Horizon Academy West Charter School)	5.25	9/1/22	301,501
500,000	WI Public Finance Auth. Rev. (Rose Villa Proj.)	5.00	11/15/24	532,010
250,000	WI Public Finance Auth. Rev. (Roseman University Health Sciences)	5.00	4/1/25	257,860
500,000	WI Public Finance Auth. Rev. (Roseman University Health Sciences)	5.50	4/1/32	508,420

				4,828,991

Wyoming - 1.0%
650,000	WY Community Dev. Auth. Rev.	3.75	12/1/32	674,850
160,000	WY Community Dev. Auth. Rev.	4.25	12/1/37	166,531
335,000	WY Community Dev. Auth. Rev.	4.05	12/1/38	344,052
380,000	WY Community Dev. Auth. Rev.	4.05	12/1/39	392,126

				1,577,559

Total Municipal Bonds (cost: $151,947,381)				144,199,397

Investment Companies - 5.7%
59,383	BlackRock Long-Term Municipal Advantage Trust (BTA)			706,658
54,000	BlackRock MuniHoldings Florida Insured Fund (MFL)			818,640
10,000	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)			140,200
21,438	BlackRock MuniHoldings Quality Fund, Inc. (MUS)			301,204
71,171	BlackRock MuniYield Insured Fund (MYI)			1,073,259
21,538	BlackRock MuniYield Michigan Insured Fund (MIY)			313,593
147,700	Deutsche Municipal Income Trust (KTF)			2,064,846
18,400	Invesco Municipal Opportunity Trust (VMO)			256,864
40,200	Invesco Van Kampen Advantage Muni Income Trust (VKI)			498,078

See accompanying notes to financial statements.
28	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)
15,000	Invesco Van Kampen Trust For Investment Grade Municipals (VGM)	209,700
36,123	Managed Duration Investment Grade Municipal Fund (MZF)	503,555
21,500	Nuveen Premier Municipal Income Fund (NPF)	303,580
114,332	Nuveen Premium Income Fund (NPM)	1,682,967

Total Investment Companies (cost: $7,890,863)		8,873,144

Short-Term Securities - 4.4%
6,883,944	Dreyfus Tax-Exempt Cash Management Fund, 0.00%
Total Short-Term Securities (cost: $6,883,944)		6,883,944

Total Investments in Securities - 102.0% (cost: $166,722,188)		159,956,485
Other Assets and Liabilities, net - (2.0%)		(3,066,499)

Total Net Assets - 100.0%		$156,889,986

[1]	Variable rate security. Rate disclosed is as of March 31, 2016.
[2]	Securities considered illiquid by the Investment Adviser. The total value of such securities as of March 31, 2016 was $2,905,352 and represented 1.9% of net assets.
[4]

144A Restricted Security. The total value of such securities as of March 31, 2016 was $5,426,806 and represented 3.5% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[5]	The issuer is in default of certain debt covenants. Income is not being accrued. The total value of such securities as of March 31, 2016 was $2,905,352 and represented 1.9% of net assets.
[6]

Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying, respectively.

[9]

Municipal Lease Security. The total value of such securities as of March 31, 2016 was $3,142,697 and represented 2.0% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[15]	Securities with a “N/A” maturity date have passed their stated maturity date and have pending restructuring arrangements.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of March 31, 2016 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Municipal Bonds	—	144,199,397	—	144,199,397
Investment Companies	8,873,144	—	—	8,873,144
Short-Term Securities	6,883,944	—	—	6,883,944

Total:	15,757,088	144,199,397	—	159,956,485

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
MARCH 31, 2016	29

Sit Minnesota Tax-Free Income Fund

OBJECTIVE & STRATEGY

The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

During normal market conditions, the Fund invests 100% of its net assets in municipal securities that generate interest income that is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax (“AMT”), up to 20% of the Fund’s income may be alternative minimum taxable income.

The Sit Minnesota Tax-Free Income Fund provided a total return of +3.89% during the fiscal year ended March 31, 2016, versus a total return of +2.82% for the Barclays 5-Year Municipal Bond Index. As of March 31, 2016, the Fund’s 30-day SEC yield was 2.55% and the Fund’s 12-month distribution rate was 3.25%.

Short-term rates on tax-exempt bonds followed the increase in the federal funds rate in late 2015, increasing to their highest levels in several years, although they remain very low, as one-year tax-exempt yields on AAA-rated general obligation bonds lingered at 0.55% as of March 31, 2016. Tax-exempt bonds with intermediate and long-term maturities, particularly in the seven to 20 year range, have concurrently declined for the second consecutive year, producing a further flattening of the yield curve. This flattening supported performance for the year; tax-exempt bonds were one of the best performing asset classes over that period. Investors have taken notice of this performance, as municipal bond funds posted their 26th consecutive week of net inflows as of March 31, 2016, bringing the trailing 12 month influx to an estimated $20.5 billion. Also of note, total municipal bond issuance of nearly $400 billion in calendar year 2015 reached its highest level since 2010. Although most of this issuance reflected refunding activity versus new money supply, which has been the general course for several years now, total outstanding municipal bonds ticked up year over year, which was the first increase since 2010. However, with the furtherance of the overall trend of declining yields, issuers have increased their usage of lower-coupon bonds. Municipal bonds issued in Minnesota experienced similar trends; issuance of nearly $8 billion was up year over year, reaching its highest level in several years, ranking the state 12th for total issuance for calendar year 2015.

Minnesota’s fundamentally sound economy coupled with its strong financial management has resulted in a stronger, more stable credit profile than many other parts of the country. As a result, Minnesota municipal bonds have experienced less price volatility historically than those of many other states.

The Fund’s outperformance relative to its benchmark in fiscal year 2016 was chiefly attributable to the fact it has continued to maintain a longer duration than that of the Fund’s benchmark. Bonds with durations longer than five years outperformed shorter duration bonds, notably within the belly of the curve. The Fund’s credit quality distribution also contributed to performance, as lower-rated credits generally outperformed their higher-rated peers, although bonds rated within the A category performed best. Non-rated bonds, which decreased from approximately 32% of Fund holdings as of March 31, 2015 to

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

about 28.0% as of March 31, 2016, boosted both relative and absolute performance as they outpaced the index.

Credit spreads narrowed for the second consecutive fiscal year, and are historically tight. With that in mind, the Fund will emphasize security selection across industries and credit ratings to provide compensatory returns within the portfolio. The Fund will most likely maintain duration longer than the benchmark through the next year.

We maintain our focus on a portfolio across multiple sectors in Minnesota of what we believe to be attractive bonds within the current environment. The Fund’s strategy continues to concentrate on producing a strong level of current interest income, particularly as rates remain persistently low. We believe the Fund is well positioned to provide attractive relative yield and risk-adjusted returns.

Michael C. Brilley

Paul J. Jungquist, CFA

Senior Portfolio Managers

Information on this page is unaudited.
30	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2016

	Sit Minnesota Tax-Free Income Fund	Barclays 5-Year Muni. Bond Index[1]	Lipper MN Muni. Bond Fund Index[2]
One Year	3.89%	2.82%	3.49%
Five Years	5.74	3.36	5.39
Ten Years	4.64	4.24	4.43
Since Inception (12/1/93)	4.93	4.55	4.68

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index made for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Multifamily Mortgage	19.9%
Single Family Mortgage	14.8%
Hospital/Health Care	14.6%
Education/Student Loan	12.2%
Other Revenue Bonds	6.3%
Municipal Lease	5.9%
Sectors less than 5.0%	20.1%
Cash & Other Net Assets	6.2%

Based on total net assets as of March 31, 2016. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/16:	$10.63 Per Share
Net Asset Value 3/31/15:	$10.57 Per Share
Total Net Assets:	$508.2 Million
Average Maturity:	15.5 Years
Effective Duration[3]:	5.0 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Adviser’s Assessment of Non-Rated Securities:

AAA	0.0%
AA	1.2
A	0.4
BBB	7.9
BB	18.6
<BB	0.0

Total	28.1%

Information on this page is unaudited.
MARCH 31, 2016	31

SCHEDULE OF INVESTMENTS

March 31, 2016

Sit Minnesota Tax-Free Income Fund

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Municipal Bonds - 92.4%
Education/Student Loan - 12.2%
295,000	Anoka Co. Charter School Lease Rev.	5.00	6/1/27	320,957
275,000	Anoka Co. Charter School Lease Rev.	5.00	6/1/32	296,951
2,435,000	Anoka Co. Charter School Lease Rev.	5.00	6/1/43	2,599,533
530,000	Brooklyn Park Charter School Lease Rev. (Athlos Leadership Academy Proj.)	5.25	7/1/30	540,462
575,000	Cologne Charter School Lease Rev. (Cologne Academy Proj.)	5.00	7/1/29	612,536
500,000	Cologne Charter School Lease Rev. (Cologne Academy Proj.)	5.00	7/1/34	524,060
500,000	Deephaven Charter School Lease Rev. (Eagle Ridge Academy Proj.)	4.75	7/1/28	524,780
740,000	Deephaven Charter School Lease Rev. (Eagle Ridge Academy Proj.)	5.25	7/1/37	783,283
600,000	Deephaven Charter School Lease Rev. (Eagle Ridge Academy Proj.)	5.25	7/1/40	633,702
2,065,000	Duluth Hsg. & Redev. Auth. Lease Rev. (Edison Academy)	5.00	11/1/21	2,202,983
580,000	Forest Lake Charter School Lease Rev. (Lake International Language Academy)	4.50	8/1/26	617,700
500,000	Forest Lake Charter School Lease Rev. (Lake International Language Academy)	5.50	8/1/36	549,645
460,000	Hugo Charter School Lease Rev. (Noble Academy Proj.)	4.00	7/1/21	474,715
750,000	Hugo Charter School Lease Rev. (Noble Academy Proj.)	5.00	7/1/29	787,688
1,000,000	Hugo Charter School Lease Rev. (Noble Academy Proj.)	5.00	7/1/34	1,033,380
1,000,000	Minneapolis Educational Fac. Lease Rev. (Seed/Harvest Preparatory Proj.)	6.25	3/1/21	1,009,180
600,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/22	615,144
160,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/23	163,934
1,000,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/37	1,019,010
1,000,000	MN Higher Education Fac. Auth. Rev. (College of St. Benedict)	4.00	3/1/43	1,037,130
395,560	MN Higher Education Fac. Auth. Rev. (College of St. Benedict)	4.49	10/1/16	396,667
1,150,000	MN Higher Education Fac. Auth. Rev. (College of St. Benedict)	5.00	3/1/37	1,329,090
400,000	MN Higher Education Fac. Auth. Rev. (College of St. Scholastica Inc.)	4.00	12/1/32	408,440
750,000	MN Higher Education Fac. Auth. Rev. (Hamline Univ.)	6.00	10/1/32	874,882
1,000,000	MN Higher Education Fac. Auth. Rev. (Hamline Univ.)	6.00	10/1/40	1,150,520
1,000,000	MN Higher Education Fac. Auth. Rev. (Macalester College)	3.00	5/1/32	1,018,440
500,000	MN Higher Education Fac. Auth. Rev. (Macalester College)	3.25	5/1/36	508,145
750,000	MN Higher Education Fac. Auth. Rev. (Macalester College-Seven-I)	5.00	6/1/35	849,458
575,000	MN Higher Education Fac. Auth. Rev. (Minneapolis College of Art)	0.75	5/1/16	575,190
400,000	MN Higher Education Fac. Auth. Rev. (Minneapolis College of Art)	3.00	5/1/23	416,176
250,000	MN Higher Education Fac. Auth. Rev. (Minneapolis College of Art)	4.00	5/1/24	272,735
350,000	MN Higher Education Fac. Auth. Rev. (St. Olaf College)	5.00	12/1/30	424,074
1,500,000	MN Higher Education Fac. Auth. Rev. (St. Olaf College)	5.00	12/1/31	1,807,335
1,400,000	MN Higher Education Fac. Auth. Rev. (St. Scholastica College)	5.00	12/1/27	1,454,698
1,800,000	MN Higher Education Fac. Auth. Rev. (St. Scholastica College)	6.30	12/1/40	2,015,334
1,120,000	MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	4.00	4/1/17	1,157,229
750,000	MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	4.00	4/1/31	826,650
3,150,000	MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	4.00	4/1/39	3,367,004
750,000	MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	5.00	4/1/35	880,178
1,250,000	Moorhead Educational Fac. Rev. (Concordia College Corp. Proj.)	5.00	12/1/40	1,416,850
628,633	Olmsted Co. Hsg. & Redev. Auth. (Schaeffer Academy Proj.)	4.98	4/25/27	639,451
385,000	Ramsey Lease Rev. (Pact Charter School Proj.)	5.00	12/1/26	415,665
1,850,000	Ramsey Lease Rev. (Pact Charter School Proj.)	5.50	12/1/33	2,010,839
3,500,000	Rice Co. Educational Fac. Rev. (Shattuck-St. Mary’s School)	5.00	8/1/22	3,768,975
700,000	St. Paul Hsg. & Redev. Auth.	5.00	12/1/30	769,636
1,000,000	St. Paul Hsg. & Redev. Auth.	5.00	12/1/37	1,068,800
705,000	St. Paul Hsg. & Redev. Auth.	5.00	12/1/46	742,880
535,000	St. Paul Hsg. & Redev. Auth. (German Immersion School)	4.00	7/1/23	543,737
855,000	St. Paul Hsg. & Redev. Auth. (German Immersion School)	5.00	7/1/33	887,567
500,000	St. Paul Hsg. & Redev. Auth. (German Immersion School)	5.00	7/1/44	510,320
1,300,000	St. Paul Hsg. & Redev. Auth. (Higher Ground Academy Proj.)	4.25	12/1/23	1,376,505

See accompanying notes to financial statements.
32	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

1,500,000	St. Paul Hsg. & Redev. Auth. (Higher Ground Academy Proj.)	5.00	12/1/33	1,588,740
720,000	St. Paul Hsg. & Redev. Auth. (Hope Community Academy Proj.)	4.50	12/1/29	736,567
1,150,000	St. Paul Hsg. & Redev. Auth. (St. Paul Conservatory for Performing Artists)	4.63	3/1/43	1,160,465
1,610,000	St. Paul Hsg. & Redev. Auth. (Twin Cities Academy Proj.)	4.00	7/1/25	1,656,384
955,000	St. Paul Hsg. & Redev. Auth. (Twin Cities Academy Proj.)	5.00	7/1/35	981,998
390,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Hmong Academy Proj.)	5.50	9/1/18	392,773
295,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Hmong College Preparatory Academy)	4.75	9/1/22	312,119
500,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Hmong College Preparatory Academy)	5.00	9/1/27	521,965
725,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Nova Classical Academy Proj.)	5.70	9/1/21	807,976
1,000,000	University of Minnesota Rev.	5.00	4/1/41	1,197,860
1,610,000	Victoria Private School Fac. Rev. (Holy Family Catholic High)	4.00	9/1/23	1,587,605
510,000	Victoria Private School Fac. Rev. (Holy Family Catholic High)	4.60	9/1/29	498,989
355,000	Woodbury Charter School Lease Rev. (MSA Building)	5.00	12/1/27	383,925
225,000	Woodbury Charter School Lease Rev. (MSA Building)	5.00	12/1/32	241,918

				62,299,527

Escrowed To Maturity/Prerefunded - 3.3%
905,000	Brooklyn Park Lease Rev. (Prairie Seeds Academy Proj.)	8.00	3/1/20	982,414
140,000	City of Minneapolis Rev. (Fairview Health Services)	6.50	11/15/38	160,399
545,000	County of Douglas, Rev. (Douglas County Hospital)	6.00	7/1/28	607,283
1,280,000	Deephaven Charter School Lease Rev. (Eagle Ridge Academy Proj.)	5.13	7/1/33	1,561,728
1,005,000	Douglas Co. Gross Health Care Facs. Rev. (Douglas Co. Hospital Proj.)	6.00	7/1/28	1,119,851
1,500,000	Minneapolis National Marrow Donor Program Rev.	4.88	8/1/25	1,638,495
1,250,000	MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	6.00	10/1/25	1,284,125
575,000	Owatonna Senior Hsg. Rev. (Senior Living Proj.)	5.80	10/1/29	575,000
2,000,000	Southern MN Power Agy. Power Supply System Rev.	5.25	1/1/30	2,234,020
2,000,000	St. Louis Park Health Care Facs. Rev. (Park Nicollet Health Proj.)	5.50	7/1/29	2,290,520
4,200,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (HealthPartners Oblig. Group Proj.)	5.25	5/15/36	4,322,346

				16,776,181

General Obligation - 4.2%
1,000,000	Bemidji Sales Tax G.O.	5.00	2/1/34	1,137,770
1,350,000	Bemidji Sales Tax G.O.	6.00	2/1/41	1,600,628
5,000,000	Cloquet Independent School District No. 94	4.00	2/1/36	5,357,200
600,000	Columbia Heights G.O. (Public Safety Center)	4.50	2/1/35	631,524
650,000	Dakota Co. Community Dev. Agy. Sr. Hsg. Facs. G.O.	5.00	1/1/26	681,376
400,000	Fridley Independent School District No. 14	4.00	2/1/30	450,524
1,300,000	Glencoe-Silver Lake Independent School District No. 2859	4.00	2/1/40	1,401,231
500,000	Perham Independent School District No. 549	4.00	2/1/29	557,120
1,000,000	Puerto Rico Public Improvement G.O. [11]	6.00	7/1/28	606,750
1,050,000	Robbinsdale Independent School District No. 281	4.00	2/1/31	1,179,423
5,000,000	South Washington Co. Independent School District No. 833	4.00	2/1/31	5,626,900
400,000	St. Cloud Independent School District No. 742	4.00	2/1/30	451,340
480,000	Watkins G.O.	4.00	1/1/34	489,360
735,000	Watkins G.O.	4.00	1/1/38	747,260
360,000	Waubun-Ogema-White Earth Independent School District No. 435	3.75	2/1/18	369,608

				21,288,014

Hospital/Health Care - 14.6%
1,135,000	Anoka Health Care and Hsg. Facs. Rev.	5.38	11/1/34	1,201,080
1,500,000	Anoka Health Care and Hsg. Facs. Rev. (Walker Methodist Plaza)	5.25	7/1/35	1,517,895
4,025,000	Breckenridge Rev. (Catholic Health Initiatives Proj.)	5.00	5/1/30	4,039,289
140,000	Carlton Health Care & Hsg. Fac. Rev. Ref. (Faith Care Center Proj.)	5.20	4/1/16	140,000
1,000,000	Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	4.00	11/1/39	1,047,360

See accompanying notes to financial statements.
MARCH 31, 2016	33

SCHEDULE OF INVESTMENTS

March 31, 2016

Sit Minnesota Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

3,000,000	Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	4.50	11/1/34	3,323,880
250,000	Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	5.00	11/1/29	296,098
500,000	Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	5.00	11/1/44	563,870
365,000	Cold Spring Health Care Facs. Rev. (Assumption Home, Inc. Proj.)	7.25	3/1/23	378,093
2,000,000	Dakota Co. Community Dev. Agy. (Sanctuary at W. St. Paul Proj.)	5.75	8/1/30	2,061,200
1,050,000	Dakota Co. Community Dev. Agy. (Sanctuary at W. St. Paul Proj.)	6.00	8/1/35	1,075,462
1,790,000	Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	4.75	6/15/22	1,883,134
1,600,000	Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	5.75	6/15/32	1,775,136
2,000,000	Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	6.00	6/15/39	2,227,040
1,000,000	Fergus Falls Health Care & Hsg. Fac. Rev. (Lake Region Healthcare Proj.)	5.15	8/1/35	1,016,950
2,110,000	Glencoe Health Care Fac. Rev. (Glencoe Regional Health Services Proj.)	4.00	4/1/31	2,203,832
1,350,000	Hayward Health Care Fac. Rev. (American Baptist Homes Midwest Proj.)	5.38	8/1/34	1,408,550
500,000	Hayward Health Care Fac. Rev. (American Baptist Homes Midwest Proj.)	5.75	2/1/44	525,090
1,900,000	Hayward Hsg. & Health Care Fac. Rev. (St. John Lutheran Home of Albert Lea Proj.)	5.00	10/1/34	1,943,567
1,200,000	Maple Grove Health Care System Rev. (Maple Grove Hospital Corp.)	5.25	5/1/25	1,250,556
200,000	Maple Grove Health Care System Rev. (Maple Grove Hospital Corp.)	5.25	5/1/28	207,696
1,275,000	Maple Grove Health Care System Rev. (Memorial Health Care)	4.00	9/1/35	1,327,810
270,000	Minneapolis Health Care Fac. Rev. (Augustana Chapel View Homes Proj.)	5.10	6/1/16	270,656
4,590,000	Minneapolis Health Care System Rev. (Fairview Health Services)	5.00	11/15/34	5,318,892
90,000	Minneapolis Pooled Rev. (Care Choice Member Proj.)	5.75	4/1/19	90,130
1,705,000	Minneapolis Rev. Ref. (Walker Campus)	4.50	11/15/20	1,805,493
550,000	Moorhead Economic Dev. Auth. Rev.	4.60	9/1/25	561,506
1,500,000	Oak Park Heights Nursing Home Rev. (Boutwells Landing Care Center)	5.50	8/1/28	1,642,695
1,000,000	Oak Park Heights Nursing Home Rev. (Boutwells Landing Care Center)	6.00	8/1/36	1,109,870
750,000	Proctor Assisted Living Facs. Rev. (Golden Oaks Assisted Living)	5.00	12/1/36	759,480
1,500,000	Rochester Health Care Facs. Rev. (Olmsted Medical Center Proj.)	5.88	7/1/30	1,738,635
1,000,000	Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	5.00	9/1/26	1,200,150
745,000	Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	5.00	9/1/28	881,424
325,000	Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	5.00	9/1/29	382,808
1,350,000	Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	5.00	9/1/34	1,545,156
1,225,000	St. Cloud Health Care Rev. (CentraCare Health System Proj.) (Assured Guaranty)	5.50	5/1/39	1,349,472
1,000,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (HealthEast Care Sys. Proj.)	5.00	11/15/26	1,121,930
1,000,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (HealthEast Care Sys. Proj.)	5.25	11/15/28	1,131,030
1,000,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (HealthEast Care Sys. Proj.)	5.25	11/15/35	1,109,160
4,800,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (HealthPartners Oblig. Group Proj.)	5.00	7/1/32	5,642,256
2,000,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (HealthPartners Oblig. Group Proj.)	5.00	7/1/33	2,343,840
525,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	4.25	11/1/25	533,841
750,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	4.75	11/1/31	767,955
260,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	5.00	5/1/33	272,134
2,150,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	5.00	5/1/38	2,231,678
500,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	5.15	11/1/42	515,370
2,169,496	St. Paul Hsg. & Redev. Auth. Rev. (Nursing Home NTS-Episcopal)	5.63	10/1/33	2,199,738
1,000,000	Victoria Health Care Facs. Rev. (Augustana Emerald Care LLC)	4.25	8/1/24	1,034,930
1,450,000	Victoria Health Care Facs. Rev. (Augustana Emerald Care LLC)	4.75	8/1/29	1,507,348
1,000,000	Victoria Health Care Facs. Rev. (Augustana Emerald Care LLC)	5.00	8/1/39	1,041,210
525,000	West St. Paul Health Care (Walker Thompson Hill)	6.75	9/1/31	557,812
1,300,000	Winsted Health Care Rev. (St. Mary’s Care Center Proj.)	6.00	9/1/25	1,091,233
1,250,000	Winsted Health Care Rev. (St. Mary’s Care Center Proj.)	6.50	9/1/34	1,052,850

				74,224,270

Industrial/Pollution Control - 0.2%
1,000,000	St. Paul Port Auth. Solid Waste Disposal Rev. (Gerdau St. Paul Steel Mill Proj.) [8]	4.50	10/1/37	845,010

See accompanying notes to financial statements.
34	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Insured - 1.4%
500,000	Guam Power Auth. Rev. (AGM Insured) [11]	5.00	10/1/30	592,260
1,750,000	Minneapolis & St. Paul Metro Airport Commission Sub. Ref. (NATL-RE FGIC Insured)	5.00	1/1/25	1,804,425
2,750,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev. (NATL-RE FGIC Insured)	5.00	1/1/22	2,837,835
885,000	Minneapolis Health Care System Rev. (Fairview Health Services)	6.50	11/15/38	996,581
75,000	MN Governmental Agy. Fin. Group (Flex Terminal Prog.) (AGC Insured)	4.00	3/1/20	75,225
90,000	MN Governmental Agy. Fin. Group (Flex Terminal Prog.) (AGC Insured)	4.00	3/1/22	90,272
600,000	Puerto Rico Public Improvement G.O. (AGM Insured) [11]	5.13	7/1/30	600,894

				6,997,492

Multifamily Mortgage - 19.9%
785,000	Anoka Co. Hsg. & Redev. Rev. (Recovery Zone Fac.-Park River Estates)	6.50	11/1/25	801,540
500,000	Apple Valley Economic Dev. Auth. Rev. (Augustana Healthcare Center)	3.90	2/1/31	499,980
500,000	Apple Valley Economic Dev. Auth. Rev. (Augustana Healthcare Center)	4.15	2/1/36	499,975
750,000	Apple Valley Economic Dev. Auth. Rev. (Augustana Healthcare Center)	4.40	2/1/40	749,963
1,500,000	Blaine Senior Hsg. & Health Care Fac. Rev. (Crest View Senior Community Proj.)	5.75	7/1/35	1,565,205
250,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.25	6/1/21	257,762
300,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.25	12/1/21	309,042
375,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.38	6/1/22	387,368
385,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.38	12/1/22	397,378
1,000,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	6.00	12/1/30	1,032,040
795,000	Champlin Multifamily Hsg. Rev. (Champlin Drive Apts.)	6.00	1/1/27	835,283
750,000	Chisago Hsg. and Health Care Rev. (CDL Homes LLC)	6.00	8/1/33	823,485
1,020,000	Cloquet Hsg. Fac. Ref. (HADC Cloquet LLC Proj.)	5.00	8/1/38	1,049,243
1,000,000	Columbus Hsg. Rev. (Richfield Senior Hsg., Inc.)	5.00	1/1/34	1,021,750
1,000,000	Columbus Hsg. Rev. (Richfield Senior Hsg., Inc.)	5.25	1/1/40	1,021,270
2,230,000	Cottage Grove Sr. Hsg. Rev. (PHS, Inc. Proj.)	5.00	12/1/31	2,231,717
3,625,000	Cottage Grove Sr. Hsg. Rev. (PHS, Inc. Proj.)	6.00	12/1/46	3,628,589
2,500,000	Crystal Multifamily Hsg. Rev. (Cavanagh Proj.)	5.25	6/1/31	2,572,700
3,500,000	Dakota Co. Community Dev. Agy. Multifamily Hsg. Rev.	4.00	1/1/42	3,623,410
1,345,000	Deephaven Hsg. & Healthcare Rev. (St. Therese Senior Living Proj.)	5.00	4/1/38	1,379,311
250,000	Inver Grove Heights Nursing Home Rev. Ref. (Presbyterian Homes)	5.38	10/1/26	250,275
1,235,000	Maplewood Multifamily Hsg. Rev. (Park Edge Apartments Proj.) [8]	6.50	5/1/29	1,236,099
2,765,000	Minneapolis & St. Paul Hsg. & Redev. Auth. Multifamily Hsg. Rev. (GNMA Collateralized) [8]	4.75	1/20/42	2,766,770
680,000	Minneapolis Hsg. Rev. (Keeler Apartments Proj.)	5.00	10/1/37	683,801
255,000	Minneapolis Multifamily Hsg. Rev. (Blaisdell Apartments Proj.) [8]	5.10	4/1/17	255,240
1,015,000	Minneapolis Multifamily Hsg. Rev. (Greenway Heights Family Housing)	5.75	7/15/31	1,115,505
375,000	Minneapolis Senior Hsg. & Health Care Rev. (Ecumen Mill City Quarter)	4.75	11/1/28	387,510
1,500,000	Minneapolis Senior Hsg. & Health Care Rev. (Ecumen Mill City Quarter)	5.00	11/1/35	1,525,875
460,000	Minnetonka Multifamily Hsg. Rev. Ref. (Archer Heights Apartments Proj.) (GNMA Collateralized) [8]	5.20	1/20/18	461,306
3,750,000	MN Hsg. Fin. Agy. [1]	0.55	2/1/17	3,749,775
1,000,000	MN Hsg. Fin. Agy.	5.00	8/1/33	1,182,850
2,000,000	MN Hsg. Fin. Agy.	5.00	8/1/34	2,350,940
1,000,000	MN Hsg. Fin. Agy.	5.00	8/1/35	1,170,570
1,000,000	MN Hsg. Fin. Agy. Rental Hsg.	5.20	8/1/43	1,100,240
250,000	MN Hsg. Fin. Agy. Rental Hsg. (G.O. of AGY. Insured)	5.05	8/1/31	275,205
2,560,000	MN Hsg. Fin. Agy. Rental Hsg. (G.O. of AGY. Insured)	5.25	8/1/40	2,719,514
1,760,000	MN Hsg. Fin. Agy. Rental Hsg. (G.O. of AGY. Insured)	5.45	8/1/41	1,921,093
280,000	Moorhead Economic Dev. Auth. Rev. Ref. (EverCare Sr. Living LLC)	4.65	9/1/26	285,384
210,000	Moorhead Economic Dev. Auth. Rev. Ref. (EverCare Sr. Living LLC)	4.70	9/1/27	214,095
1,000,000	Moorhead Health Care Rev. Ref. (EverCare Sr. Living LLC)	5.00	9/1/32	1,015,780
250,000	Moorhead Health Care Rev. Ref. (EverCare Sr. Living LLC)	5.13	9/1/37	253,660

See accompanying notes to financial statements.
MARCH 31, 2016	35

SCHEDULE OF INVESTMENTS

March 31, 2016

Sit Minnesota Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

1,500,000	New Ulm Economic Dev. Auth. Rev. (HADC Ridgeway Proj.)	5.00	8/1/39	1,521,030
820,000	North Oaks Sr. Hsg. Rev. (Presbyterian Homes North Oaks Proj.)	5.63	10/1/17	856,875
1,000,000	North Oaks Sr. Hsg. Rev. (Presbyterian Homes North Oaks Proj.)	6.00	10/1/33	1,037,370
1,000,000	Oak Park Heights Hsg. Rev. (Oakgreen Commons Proj.)	6.00	8/1/25	1,080,020
1,000,000	Oak Park Heights Hsg. Rev. (Oakgreen Commons Proj.)	6.25	8/1/33	1,088,340
875,000	Oakdale Rev. (Sr. Hsg. Oak Meadows Proj.)	5.00	4/1/34	909,475
1,950,000	Rochester Health Care & Hsg. Rev. (Homestead Rochester, Inc.)	5.00	12/1/30	2,047,480
1,000,000	Rochester Health Care & Hsg. Rev. (Homestead Rochester, Inc.)	5.00	12/1/49	1,034,830
430,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.25	12/1/17	448,632
455,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.50	12/1/18	487,305
475,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.75	12/1/19	521,574
320,000	Rochester Health Care & Hsg. Rev. (The Homestead at Rochester)	6.38	12/1/33	358,406
2,500,000	Rochester Health Care & Hsg. Rev. (The Homestead at Rochester)	6.50	12/1/35	2,790,100
4,000,000	Rochester Multifamily Hsg. Rev. (Essex Place Apartments Proj.) (FHLMC)	3.75	6/1/29	4,235,480
2,200,000	Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	4.00	9/1/20	2,279,552
1,135,000	Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	5.25	9/1/27	1,215,880
100,000	Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	5.25	9/1/30	106,166
2,150,000	Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	5.30	9/1/37	2,272,356
1,705,000	Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	5.13	1/1/39	1,744,982
250,000	St. Anthony Multifamily Hsg. Rev. (Silver Lake Village Hsg.)	5.75	12/1/28	272,935
2,000,000	St. Anthony Multifamily Hsg. Rev. (Silver Lake Village Hsg.)	6.00	12/1/30	2,199,360
240,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.13	2/1/22	245,693
275,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.13	8/1/22	281,344
175,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.38	2/1/24	179,158
150,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.38	8/1/24	153,436
150,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.50	2/1/25	153,560
3,000,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	6.25	8/1/30	3,110,370
1,285,000	St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Marian Center Proj.)	5.20	11/1/22	1,286,786
1,000,000	St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Marian Center Proj.)	5.30	11/1/30	1,000,840
2,590,000	St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Marian Center Proj.)	5.38	5/1/43	2,591,658
4,745,000	St. Paul Hsg. & Redev. Auth. Multifamily Rev. Ref. (Univ. & Dale Proj.) (GNMA Collateralized) [8]	4.82	7/20/46	4,748,749
2,515,000	St. Paul Port Auth. Rev. (Energy Park Utility Company Proj.) [8]	5.70	8/1/36	2,654,155
95,000	Stillwater Multifamily Hsg. Rev. (Orleans Homes LP Proj.) [8]	5.00	2/1/17	96,055
730,000	Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	5.20	5/1/25	787,422
790,000	Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	5.25	11/1/26	851,257
1,250,000	Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	5.50	11/1/32	1,352,175
800,000	Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	5.75	11/1/39	861,272
2,610,000	Willmar Hsg. & Redev. Auth. Multifamily Rev. (Eagle Ridge Apartments)	4.63	4/1/30	2,635,656

				101,106,232

Municipal Lease [9] - 5.9%
500,000	Anoka Co. Hsg. & Redev. Rev.	5.63	5/1/22	539,890
500,000	Anoka Co. Hsg. & Redev. Rev.	6.63	5/1/30	537,855
500,000	Anoka Co. Hsg. & Redev. Rev.	6.88	5/1/40	537,455
600,000	Anoka-Hennepin Independent School District No. 11 Lease Rev	4.00	2/1/41	629,610
500,000	Anoka-Hennepin Independent School District No. 11 Lease Rev.	3.75	2/1/35	515,810
1,100,000	Chaska Economic Dev. Auth. Lease Rev	4.00	2/1/31	1,233,727
690,000	Chaska Economic Dev. Auth. Lease Rev	4.00	2/1/33	764,630
500,000	Chaska Economic Dev. Auth. Lease Rev	4.00	2/1/35	548,295
1,030,000	Goodhue Co. Education District No. 6051 Lease Rev.	5.00	2/1/34	1,178,227
1,500,000	Goodhue Co. Education District No. 6051 Lease Rev.	5.00	2/1/39	1,686,810
5,925,701	Intermediate School District No. 287 Lease Rev.	5.30	11/1/32	5,982,825

See accompanying notes to financial statements.
36	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

340,000	Minnetonka Independent School District No. 276	4.00	2/1/33	362,804
400,000	Minnetonka Independent School District No. 276	4.00	2/1/36	422,760
3,000,000	MN General Fund Rev. (Appropriation)	3.00	3/1/30	3,065,370
4,000,000	MN General Fund Rev. (Appropriation)	4.00	3/1/26	4,434,120
300,000	MN Hsg. Fin. Agy.	5.00	8/1/35	343,470
2,000,000	MN Hsg. Fin. Agy. Non-Profit Hsg. Rev. (St. Appropriation)	5.00	8/1/31	2,278,140
1,000,000	Northeastern Metropolitan Intermediate School District No. 916	5.00	2/1/34	1,165,120
1,000,000	Osseo Independent School District No. 279	4.00	2/1/28	1,101,470
1,270,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.13	10/1/20	1,273,454
400,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.25	10/1/25	400,884
340,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.38	10/1/30	340,677
812,684	Winona School District 861 Lease Purchase	6.04	8/1/24	814,301

				30,157,704

Municipal Money Market - 1.0%
2,200,000	City of Minneapolis Rev. (Univ. Gateway Proj.) [1]	0.42	12/1/27	2,200,000
500,000	City of Minneapolis Rev. (Univ. Gateway Proj.) [1]	0.42	6/1/32	500,000
2,320,000	Minneapolis Hsg. Dev. Rev. (One Ten Grant Proj.) (FNMA) [1]	0.42	9/1/26	2,320,000

				5,020,000

Other Revenue Bonds - 6.3%
250,000	Bloomington Port Auth. Recovery Zone Fac. Rev. (Radisson Blu MOA LLC)	6.25	12/1/16	252,848
510,000	Columbia Heights Economic Dev. Auth. Tax Increment Rev. (Huset Park Area Redev.)	5.20	2/15/22	510,541
535,670	Crystal Governmental Fac. Rev.	5.10	12/15/26	623,504
375,000	Minneapolis Community Dev. Agy. Limited Tax Common Bond Fund (Discount Steel) [8]	5.25	6/1/19	376,879
215,000	Minneapolis Tax Increment Rev.	3.05	3/1/21	218,739
320,000	Minneapolis Tax Increment Rev.	3.50	3/1/23	329,517
170,000	Minneapolis Tax Increment Rev.	3.80	3/1/25	175,534
200,000	Minneapolis Tax Increment Rev.	4.00	3/1/27	207,712
260,000	Minneapolis Tax Increment Rev.	4.00	3/1/30	263,604
1,000,000	MN Development Rev. Limited Tax Supported Comm. Board	6.00	12/1/40	1,176,480
2,000,000	MN Development Rev. Limited Tax Supported Comm. Board	6.25	12/1/30	2,388,580
1,175,000	Mound Hsg. & Redev. Auth. Tax Increment Rev. Ref. (Metroplain Proj.)	5.00	2/15/27	1,183,119
3,500,000	Northeastern Metropolitan Intermediate School District No. 916	4.00	2/1/38	3,677,065
1,000,000	St. Louis Park Economic Dev. Auth. Tax Increment Rev. (Hoigaard Vlg.)	5.00	2/1/23	1,028,200
500,000	St. Paul Hsg. & Redev. Auth. Rev. (Jimmy Lee Recreation Center Proj.)	4.75	12/1/26	525,635
500,000	St. Paul Hsg. & Redev. Auth. Rev. (Jimmy Lee Recreation Center Proj.)	5.00	12/1/32	526,545
625,000	St. Paul Hsg. & Redev. Auth. Rev. (Ordway Center Performing Arts Proj.)	2.20	7/1/18	625,275
1,043,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (9th St. Lofts Proj.)	6.38	2/15/28	1,048,507
740,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Drake Marble Proj.)	6.75	3/1/28	741,465
745,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Emerald Gardens Proj.)	6.50	3/1/29	790,512
989,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	7.00	2/15/28	996,467
823,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	7.50	2/15/28	824,654
175,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	3/1/19	183,302
180,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	9/1/19	189,925
185,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	3/1/20	195,904
220,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	9/1/20	234,502
225,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	3/1/21	240,327
1,000,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	9/1/26	1,063,160
930,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	3/1/29	983,484
3,875,000	St. Paul Port Auth. Lease Rev. (Regions Hospital Parking Ramp Proj.)	5.00	8/1/36	3,885,772
3,000,000	St. Paul Port Auth. Rev. (Amherst H. Wilder Foundation)	5.00	12/1/36	3,220,110

See accompanying notes to financial statements.
MARCH 31, 2016	37

SCHEDULE OF INVESTMENTS

March 31, 2016

Sit Minnesota Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

715,000	St. Paul Recreational Facs. Gross Rev. (Highland National Proj.)	5.00	10/1/25	717,781
325,000	Swift Co. Hsg. & Redevelopment Auth.	3.20	2/1/33	323,148
2,000,000	Virgin Islands Public Fin. Auth. (Gross Receipts Taxes Loan Note) [11]	5.00	10/1/42	2,141,840

				31,870,637

Public Facilities - 0.2%
1,075,000	St. Paul Hsg. & Redev. Auth. Parking Rev. (Smith Ave. Proj.)	5.00	8/1/35	1,100,176

Sales Tax Revenue - 2.7%
2,000,000	American Samoa Economic Development Authority Rev. [11]	6.25	9/1/29	2,035,440
2,750,000	Guam Govt. Business Privilege Tax Rev. [11]	5.00	11/15/35	3,142,398
1,825,000	Guam Govt. Business Privilege Tax Rev. [11]	5.25	1/1/36	2,037,229
2,000,000	Hennepin Co. Sales Tax Rev.	4.75	12/15/37	2,124,580
900,000	Puerto Rico Sales Tax Financing Corp. Rev. [11]	5.00	8/1/26	370,773
1,500,000	Puerto Rico Sales Tax Financing Corp. Rev. [6,11]	6.25	8/1/33	390,855
1,500,000	St. Paul Sales Tax Rev.	5.00	11/1/29	1,792,725
1,400,000	St. Paul Sales Tax Rev.	5.00	11/1/31	1,654,604

				13,548,604

Single Family Mortgage - 14.8%
1,395,000	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA)	4.45	12/1/32	1,501,480
670,000	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	4.63	12/1/30	713,697
965,000	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	4.88	12/1/33	1,038,417
166,754	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.13	12/1/40	169,305
31,773	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.15	12/1/38	32,597
223,860	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.30	12/1/39	231,608
595,000	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA)	4.45	12/1/27	646,140
15,650	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA) [8]	5.00	12/1/38	15,659
226,153	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.25	12/1/40	227,076
76,372	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	5.45	4/1/27	77,499
80,000	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.52	3/1/41	84,827
4,695,000	MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA)	4.40	7/1/32	5,069,285
4,350,000	MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	4.45	7/1/31	4,647,540
2,435,000	MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	4.70	1/1/31	2,649,402
2,000,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	3.30	7/1/29	2,080,960
2,255,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	3.35	7/1/29	2,335,639
10,180,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	3.50	1/1/32	10,586,996
2,850,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	3.60	7/1/33	2,941,371
6,455,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	3.80	7/1/38	6,621,087
5,795,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	3.90	7/1/43	5,901,570
1,480,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. [8]	4.65	7/1/22	1,489,354
4,010,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	5.10	1/1/40	4,252,124
2,135,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (G.O. of AGY. Insured)	3.63	7/1/25	2,288,314
2,825,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (G.O. of AGY. Insured)	3.90	7/1/30	2,966,646
1,580,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (G.O. of AGY. Insured) [8]	5.10	7/1/38	1,602,578
7,770,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	3.60	7/1/31	8,107,917
590,000	MN Hsg. Fin. Agy. Rev. (GNMA-FNMA Collateralized)	5.00	1/1/31	645,395
1,910,000	MN Hsg. Fin. Agy. Rev. (GNMA-FNMA-FHLMC) [8]	4.00	1/1/41	2,052,925
135,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	4.90	7/1/29	144,324
1,385,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.05	7/1/34	1,473,114
115,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. [8]	5.10	7/1/20	115,278
60,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.20	1/1/23	62,698
595,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (G.O. of AGY. Insured) [8]	4.75	7/1/27	597,666

See accompanying notes to financial statements.
38	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount($) /Quantity	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

765,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (G.O. of AGY. Insured) [8]	5.15	7/1/28	783,291
785,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (G.O. of AGY. Insured) [8]	5.25	7/1/33	801,226
150,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (G.O. of AGY. Insured) [8]	5.50	7/1/28	152,802
180,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (G.O. of AGY. Insured) [8]	5.65	7/1/33	187,153

				75,294,960

Transportation - 1.3%
1,000,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	5.00	1/1/30	1,189,840
1,000,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	5.00	1/1/31	1,183,610
500,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	5.00	1/1/31	572,015
775,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	5.00	1/1/32	913,694
1,100,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	5.00	1/1/33	1,291,774
600,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	5.00	1/1/34	701,838
440,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	5.00	1/1/35	513,000
400,000	MN Valley Transit Auth. Proj. Rev.	4.50	6/1/26	430,912

				6,796,683

Utility - 4.4%
2,000,000	Guam Govt. Waterworks Auth. Rev. [11]	5.00	1/1/46	2,269,340
500,000	MN Municipal Power Agy. Electric Rev.	4.00	10/1/31	543,530
1,250,000	MN Municipal Power Agy. Electric Rev.	4.00	10/1/32	1,349,012
1,155,000	MN Municipal Power Agy. Electric Rev.	4.00	10/1/33	1,231,265
1,000,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/25	1,138,420
500,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/29	600,270
1,000,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/30	1,136,220
500,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/30	596,980
320,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/30	382,067
250,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/33	294,450
700,000	MN Municipal Power Agy. Electric Rev.	5.25	10/1/27	741,349
1,000,000	MN Municipal Power Agy. Electric Rev.	5.25	10/1/35	1,135,390
500,000	North Branch Electric System Rev.	5.75	8/1/28	505,450
695,000	Northern Municipal Power Agy. Electric Rev.	5.00	1/1/31	800,411
1,000,000	Southern Minnesota Municipal Power Agency	5.00	1/1/41	1,169,790
1,250,000	St. Paul Port Auth. Rev. (Energy Park Utility Company Proj.) [8]	5.45	8/1/28	1,321,788
1,090,000	Virgin Islands Water & Power Auth. Water System Rev. Ref. [11]	5.50	7/1/17	1,097,674
2,000,000	Western MN Municipal Power Agy. Rev.	3.00	1/1/28	2,083,200
1,000,000	Western MN Municipal Power Agy. Rev.	5.00	1/1/31	1,185,950
600,000	Western MN Municipal Power Agy. Rev.	5.00	1/1/35	719,286
1,750,000	Western MN Municipal Power Agy. Rev.	5.00	1/1/36	2,032,345

				22,334,187

Total Municipal Bonds (cost: $451,066,485)				469,659,677

Investment Companies - 1.4%
321,350	Delaware Investments Minnesota Municipal Income Fund II (VMM)			4,723,845
136,419	Nuveen Minnesota Municipal Income Fund (NMS)			2,147,241

Total Investment Companies (cost: $6,717,422)				6,871,086

See accompanying notes to financial statements.
MARCH 31, 2016	39

SCHEDULE OF INVESTMENTS

March 31, 2016

Sit Minnesota Tax-Free Income Fund (Continued)

Fair Value ($)

Total Investments in Securities - 93.8% (cost: $457,783,907)	476,530,763
Other Assets and Liabilities, net - 6.2%	31,678,193

Total Net Assets - 100.0%	$508,208,956

[1]	Variable rate security. Rate disclosed is as of March 31, 2016.
[6]

Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying, respectively.

[8]

Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At March 31, 2016, 4.6% of net assets in the Fund was invested in such securities.

[9]

Municipal Lease Security. The total value of such securities as of March 31, 2016 was $30,157,704 and represented 5.9% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[11]

 The Fund may invest in obligations issued by U.S. territories, for example Guam, Puerto Rico, and Virgin Islands. The total value of such securities as of March 31, 2016  was $15,285,453 and represented 3.0% of net assets.

Numeric	footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of March 31, 2016 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted Price ($)	Other significant observable inputs ($)	Significant unobservable inputs ($)	Total ($)

Municipal Bonds	—	469,659,677	—	469,659,677
Investment Companies	6,871,086	—	—	6,871,086

Total:	6,871,086	469,659,677	—	476,530,763

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
40	SIT MUTUAL FUNDS ANNUAL REPORT

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41

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2016

	Sit U.S. Government Securities Fund	Sit Quality Income Fund	Sit Tax-Free Income Fund	Sit Minnesota Tax-Free Income Fund
ASSETS
Investments in securities, at identified cost	$629,903,650	$65,180,674	$166,722,188	$457,783,907

Investments in securities, at fair value - see accompanying schedule for detail	$646,717,716	$65,216,808	$159,956,485	$476,530,763
Cash in bank on demand deposit	11,383,343	1,351,524	81	27,921,401
Restricted cash	14,000,000	800,000	—	—
Accrued interest and dividends receivable	3,106,525	290,724	1,940,129	5,701,966
Receivable for investment securities sold	22,075	—	2,088,682	—
Other receivables	—	—	24,000	10,500
Receivable for Fund shares sold	1,405,186	1,121	404,985	2,527,728

Total assets	676,634,845	67,660,177	164,414,362	512,692,358

LIABILITIES
Payable for investment securities purchased	5,420,235	550,000	995,000	3,500,262
Payable for Fund shares redeemed	2,396,176	124,063	6,347,510	435,071
Cash portion of dividends payable to shareholders	37,434	2,093	71,383	208,576
Variation margin on futures contracts	—	52,424	—	—
Accrued investment management fees	444,085	52,057	110,483	339,493
Outstanding options written, at fair value (premiums received $3,310,942)	4,660,547	—	—	—

Total liabilities	12,958,477	780,637	7,524,376	4,483,402

Net assets applicable to outstanding capital stock	$663,676,368	$66,879,540	$156,889,986	$508,208,956

Net assets consist of:
Capital (par value and paid-in surplus)	$665,537,888	$68,477,420	$186,230,180	$496,587,311
Undistributed (distributions in excess of) net investment income	702	324	(4,991)	(12,738)
Accumulated net realized gain (loss) from security transactions, written options and futures	(17,326,683)	(1,581,914)	(22,569,500)	(7,112,473)
Unrealized appreciation (depreciation) on investments, written options and futures	15,464,461	(16,290)	(6,765,703)	18,746,856

	$663,676,368	$66,879,540	$156,889,986	$508,208,956

Outstanding shares	59,965,611	6,805,765	16,014,544	47,797,085

Net asset value per share of outstanding capital stock	$11.07	$9.83	$9.80	$10.63

See accompanying notes to financial statements.
42	SIT MUTUAL FUNDS ANNUAL REPORT

STATEMENTS OF OPERATIONS

Year Ended March 31, 2016

	Sit U.S. Government Securities Fund	Sit Quality Income Fund	Sit Tax-Free Income Fund	Sit Minnesota Tax-Free Income Fund
Investment income:
Income:
Dividends	—	—	$613,989	$302,819
Interest	$15,757,900	$1,503,206	6,252,330	18,366,378

Total income	15,757,900	1,503,206	6,866,319	18,669,197

Expenses (note 4):
Investment management fee	4,835,087	704,435	1,293,253	3,683,836

Total expenses	4,835,087	704,435	1,293,253	3,683,836

Net investment income	10,922,813	798,771	5,573,066	14,985,361

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	17,796	(99,177)	(961,157)	(154,714)
Net realized gain (loss) on written options	(7,179,722)	(259,727)	—	—
Net realized gain (loss) on futures	262,504	(496,873)	—	—

Net change in unrealized appreciation (depreciation) on investments	2,534,354	(255,487)	2,664,372	3,733,575
Net change in unrealized appreciation (depreciation) on written options	3,315,991	126,306	—	—
Net change in unrealized appreciation (depreciation) on futures	—	101,796	—	—

Net gain (loss)	(1,049,077)	(883,162)	1,703,215	3,578,861

Net increase (decrease) in net assets resulting from operations	$9,873,736	($84,391)	$7,276,281	$18,564,222

See accompanying notes to financial statements.
MARCH 31, 2016	43

STATEMENTS OF CHANGES IN NET ASSETS

	Sit U.S. Government Securities Fund
	Year Ended March 31, 2016	Year Ended March 31, 2015
Operations:
Net investment income	$10,922,813	$11,716,700
Net realized gain (loss) on investments, written options and futures	(6,899,422)	(3,510,891)
Net change in unrealized appreciation (depreciation) of investments, written options and futures	5,850,345	6,368,045

Net increase (decrease) in net assets resulting from operations	9,873,736	14,573,854

Distributions from:
Net investment income	(10,922,716)	(11,676,344)

Total distributions	(10,922,716)	(11,676,344)

Capital share transactions:
Proceeds from shares sold	293,668,159	113,798,275
Reinvested distributions	10,413,329	11,031,094
Payments for shares redeemed	(226,566,424)	(252,286,102)

Increase (decrease) in net assets from capital transactions	77,515,064	(127,456,733)

Total increase (decrease) in net assets	76,466,084	(124,559,223)

Net assets:
Beginning of period	587,210,284	711,769,507

End of period *	$663,676,368	$587,210,284

Capital transactions in shares:
Sold	26,575,075	10,282,692
Reinvested distributions	943,031	998,153
Redeemed	(20,507,129)	(22,817,057)

Net increase (decrease)	7,010,977	(11,536,212)

* Includes undistributed (distributions in excess of) net investment income	$702	$605

See accompanying notes to financial statements.
44	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Quality Income Fund		Sit Tax-Free Income Fund		Sit Minnesota Tax-Free Income Fund
Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015

$798,771	$847,831	$5,573,066	$6,155,725	$14,985,361	$13,629,614
(855,777)	(424,806)	(961,157)	46,816	(154,714)	(438,397)

(27,385)	(102,566)	2,664,372	8,579,868	3,733,575	11,881,067

(84,391)	320,459	7,276,281	14,782,409	18,564,222	25,072,284

(798,771)	(847,842)	(5,568,398)	(6,154,953)	(14,967,354)	(13,669,972)

(798,771)	(847,842)	(5,568,398)	(6,154,953)	(14,967,354)	(13,669,972)

79,196,051	186,802,454	25,202,505	42,807,932	146,439,663	136,644,966
739,247	808,798	4,635,837	5,105,823	12,530,119	10,991,354
(136,590,268)	(170,012,359)	(39,806,557)	(46,695,335)	(91,240,718)	(80,833,658)

(56,654,970)	17,598,893	(9,968,215)	1,218,420	67,729,064	66,802,662

(57,538,132)	17,071,510	(8,260,332)	9,845,876	71,325,932	78,204,974

124,417,672	107,346,162	165,150,318	155,304,442	436,883,024	358,678,050

$66,879,540	$124,417,672	$156,889,986	$165,150,318	$508,208,956	$436,883,024

8,003,261	18,729,358	2,617,597	4,457,361	13,931,659	13,027,600
74,844	81,142	482,272	533,949	1,192,155	1,047,293
(13,789,907)	(17,062,253)	(4,138,627)	(4,884,899)	(8,674,963)	(7,696,423)

(5,711,802)	1,748,247	(1,038,758)	106,411	6,448,851	6,378,470

$324	—	($4,991)	($4,777)	($12,738)	($18,032)

MARCH 31, 2016	45

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit U.S. Government Securities Fund

	Year Ended March 31,
	2016	2015	2014	2013	2012

Net Asset Value:
Beginning of period	$11.09	$11.04	$11.30	$11.31	$11.29

Operations:
Net investment income [1]	0.20	0.21	0.12	0.16	0.31
Net realized and unrealized gains (losses) on investments, written options and futures	(0.02)	0.05	(0.26)	—	0.02

Total from operations	0.18	0.26	(0.14)	0.16	0.33

Distributions from:
Net investment income	(0.20)	(0.21)	(0.12)	(0.16)	(0.31)
Return of capital	—	—	—	(0.01)	—

Total Distributions	(0.20)	(0.21)	(0.12)	(0.17)	(0.31)

Net Asset Value:
End of period	$11.07	$11.09	$11.04	$11.30	$11.31

Total investment return [2]	1.63%	2.37%	(1.21%)	1.39%	2.98%

Net assets at end of period (000’s omitted)	$663,676	$587,210	$711,770	$1,520,059	$1,504,154

Ratios: [3]
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	1.81%	1.89%	1.06%	1.43%	2.73%

Portfolio turnover rate (excluding short-term securities)	28.65%	13.71%	4.13%	58.67%	33.82%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

46	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Quality Income Fund

	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Three Months Ended March 31, 2013 *

Net Asset Value:
Beginning of period	$9.94	$9.97	$10.01	$10.00

Operations:
Net investment income [1]	0.10	0.06	0.09	0.03
Net realized and unrealized gains (losses) on investments, written options and futures	(0.11)	(0.03)	(0.04)	0.01

Total from operations	(0.01)	0.03	0.05	0.04

Distributions from:
Net investment income	(0.10)	(0.06)	(0.09)	(0.03)

Net Asset Value:
End of period	$9.83	$9.94	$9.97	$10.01

Total investment return [2]	(0.10%)	0.36%	0.47%	0.38%

Net assets at end of period (000’s omitted)	$66,880	$124,418	$107,346	$5,122

Ratios: [3]
Expenses	0.90%	0.90%	0.90%	0.90%
Net investment income	1.02%	0.63%	0.80%	1.25%

Portfolio turnover rate (excluding short-term securities)	90.38%	241.64%	81.19%	37.44%[4]

*	The Fund commenced investment operations on December 31, 2012.

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Not annualized.

MARCH 31, 2016	47

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Tax-Free Income Fund

	Years Ended March 31,
	2016	2015	2014	2013	2012

Net Asset Value:
Beginning of period	$9.68	$9.16	$9.57	$9.23	$8.52

Operations:
Net investment income [1]	0.33	0.37	0.38	0.38	0.41
Net realized and unrealized gains (losses) on investments	0.12	0.52	(0.41)	0.34	0.71

Total from operations	0.45	0.89	(0.03)	0.72	1.12

Distributions from:
Net investment income	(0.33)	(0.37)	(0.38)	(0.38)	(0.41)

Net Asset Value:
End of period	$9.80	$9.68	$9.16	$9.57	$9.23

Total investment return [2]	4.78%	9.81%	(0.19%)	7.92%	13.41%

Net assets at end of period (000’s omitted)	$156,890	$165,150	$155,304	$175,480	$154,659

Ratios: [3]
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	3.45%	3.86%	4.17%	4.03%	4.62%

Portfolio turnover rate (excluding short-term securities)	23.11%	31.14%	28.32%	36.75%	37.18%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

48	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Minnesota Tax-Free Income Fund

		Years Ended March 31,
	2016	2015	2014	2013	2012

Net Asset Value:
Beginning of period	$10.57	$10.26	$10.62	$10.42	$9.67

Operations:
Net investment income [1]	0.34	0.36	0.40	0.38	0.44
Net realized and unrealized gains (losses) on investments	0.06	0.31	(0.36)	0.20	0.75

Total from operations	0.40	0.67	0.04	0.58	1.19

Distributions from:
Net investment income	(0.34)	(0.36)	(0.40)	(0.38)	(0.44)

Net Asset Value:
End of period	$10.63	$10.57	$10.26	$10.62	$10.42

Total investment return [2]	3.89%	6.62%	0.47%	5.61%	12.48%

Net assets at end of period (000’s omitted)	$508,209	$436,883	$358,678	$416,145	$343,800

Ratios: [3]
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	3.25%	3.43%	3.91%	3.58%	4.32%

Portfolio turnover rate (excluding short-term securities)	10.45%	9.68%	20.53%	17.13%	15.06%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

MARCH 31, 2016	49

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2016

(1)	Organization

The Sit Mutual Funds (the Funds) are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Quality Income Fund, Sit Tax-Free Income Fund and Minnesota Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. Each fund has 10 billion authorized shares of capital stock. Shares in the U.S. Government Securities Fund have a par value of $0.01, and shares in other funds have a par value of $0.001. This report covers the bond funds of the Sit Mutual Funds.

The investment objective for each of these Funds is as follows:

Fund	Investment Objective

U.S. Government Securities	High level of current income and safety of principal.
Quality Income Fund	High level of current income and safety of principal.
Tax-Free Income	High level of current income that is exempt from federal income tax, consistent with the preservation of capital.
Minnesota Tax-Free Income	High level of current income that is exempt from federal regular income tax and Minnesota regular personal income tax, consistent with the preservation of capital.

(2)	Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Investments in Securities

Investment securities are carried at fair value based upon closing market quotations on the last business day of the period. Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, the current fair value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from broker-dealers or quotation systems. Securities for which market quotations are not available, such as private placement securities, are valued at fair value according to methods selected in good faith by Sit Investment Associates, Inc. (the “Adviser”) and may include dealer-supplied valuations or other inputs and assumptions that pricing services would typically utilize. Short-term investments of sufficient credit quality with maturities of 60 days or less when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value. Option and future contracts entered into and held by the Funds are valued at the close of the securities and commodities exchange on which they are traded.

Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis. Dividends received from closed-end fund holdings are included in Dividend Income and distributions from capital gains, if any, are included in Net Realized Gain (Loss).

Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery.

The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

50	SIT MUTUAL FUNDS ANNUAL REPORT

Derivative Instruments

The Funds apply derivative instrument disclosure standards in order to enable investors to understand how and why the Funds use derivatives, how derivatives are accounted for, and how derivative instruments affect the Funds’ financial statements.

To hedge interest rate risk, the U.S. Government Securities Fund purchased put options, entered into futures contracts and wrote call option contracts traded on a U.S. exchange. To hedge interest rate risk, the Quality Income Fund purchased put options, entered into futures contracts and wrote call options on these future contracts traded on a U.S. exchange. Risks of entering into futures contracts and purchasing and writing options include the possibility of an illiquid market and that a change in the value of the option may not correlate with changes in the value of the underlying securities.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Funds recognize a realized gain or loss when the option is sold or expired. Option holdings within the Funds, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Funds since they are exchange traded.

Upon entering into a futures contract, the Quality Income Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expired. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year ended March 31, 2016, the average volume of derivative activity, calculated on a quarterly basis, was as follows:

	Average Cost	Average Premium Received	Average Notional Amount

U.S. Government Securities Fund
Purchased put options	$136,844	—	$37,712,548
Written call options	—	$4,062,519	736,600,898

Quality Income Fund
Purchased put options	$24,256	—	$7,588,242
Treasury futures	—	—	33,074,942
Written call options	—	$32,670	19,170,953

The number of open option contracts and open futures contracts outstanding as of March 31, 2016 also serve as indicators of the volume of activity for the Funds throughout the period.

MARCH 31, 2016	51

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2016  (Continued)

Statement of Assets and Liabilities - Values of derivatives as of March 31, 2016

	Asset Derivatives Value	Liability Derivatives Value
Interest rate risk:
U.S. Government Securities Fund
Written Call Options	—	$4,660,547 [1]

Quality Income Fund
Treasury futures	—	$52,424	[2]

 1Statement of Assets and Liabilities location: Outstanding options written, at fair value.

  2Statement of Assets and Liabilities location: Variation margin receivable/payable. Includes cumulative appreciation(depreciation) of futures as reported in the Schedule of Investments.

The effect of derivative instruments on the statement of operations for the year ended March 31, 2016:

	Amount of Realized Gain (Loss) on Derivatives [4]	Change in Unrealized Appreciation (Depreciation) on Derivatives [5]
Interest rate risk:
U.S. Government Securities Fund
Purchased put options	($416,588)	$245,509
Written call options	(7,179,722)	3,315,991
Treasury Futures	262,504	—
Quality Income Fund
Purchased put options	($155,243)	$21,349
Written call options	(259,727)	126,306
Treasury Futures	(496,873)	101,796

 4Statement of Operations location: Net realized gain (loss) on investments, net realized gain (loss) on written options and net realized gain (loss) on futures, respectively.

 5Statement of Operations location: Net change in unrealized appreciation (depreciation) on investments, net change in unrealized appreciation (depreciation) on written options and net change in unrealized appreciation (depreciation) on futures, respectively.

Transactions in written options for the year ended March 31, 2016 were as follows:

	Number of Contracts	Premium

U.S. Government Securities Fund
Outstanding, March 31, 2015	5,400	$4,034,404
Call options written	32,725	35,698,070
Call options closed	(34,925)	(36,421,532)

Outstanding, March 31, 2016	3,200	$3,310,942

52	SIT MUTUAL FUNDS ANNUAL REPORT

	Number of Contracts	Premium

Quality Income Fund
Outstanding, March 31, 2015	300	$85,491
Call options written	1,080	624,591
Call options closed	(1,380)	(710,082)

Outstanding, March 31, 2016	—	—

Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

•

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•

Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The fair value of the Funds’ bonds are generally based on quotes received from brokers or independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities.

A summary of the levels for the Funds’ investments as of March 31, 2016 is included with the Funds’ schedules of investments.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. The Funds have recorded in their financial statements the full benefit of their tax positions taken in connection with the Registered Investment Company (RIC) qualification and distribution requirements of the Internal Revenue Code. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

MARCH 31, 2016	53

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2016  (Continued)

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of March 31, 2016, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise returns for the 2013, 2014, and 2015 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

At March 31, 2016, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost of Securities on a Tax Basis

U.S. Government Securities	$19,003,163	($2,189,097)	$16,814,066	$629,903,650
Quality Income	268,481	(233,094)	35,387	65,181,421
Tax-Free Income	10,684,398	(17,423,765)	(6,739,367)	166,695,852
Minnesota Tax-Free Income	20,966,128	(2,154,207)	18,811,921	457,718,842

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. The tax character of distributions paid during the fiscal years ended March 31, 2016 and 2015 were as follows:

Year Ended March 31, 2016:

	Ordinary Income	Tax-Exempt Income	Long Term Capital Gain	Total

U.S. Government Securities	$10,944,000	—	—	$10,944,000
Quality Income	799,171	—	—	799,171
Tax-Free Income*	44,863	$5,535,455	—	5,580,318
Minnesota Tax-Free Income*	29,957	14,937,262	—	14,967,219

* 99.2% and 99.8% of dividends were derived from interest on tax-exempt securities, on the Tax-Free Income and Minnesota Tax-Free Income Funds, respectively.

Year Ended March 31, 2015:

	Ordinary Income	Tax-Exempt Income	Long Term Capital Gain	Total

U.S. Government Securities	$11,708,730	—	—	$11,708,730
Quality Income	849,014	—	—	849,014
Tax-Free Income*	59,463	$6,095,161	—	6,154,624
Minnesota Tax-Free Income*	56,423	13,651,571	—	13,707,994

*99.0% and 99.6% of dividends were derived from interest on tax-exempt securities, on the Tax-Free Income and Minnesota Tax-Free Income Funds, respectively.

As of March 31, 2016 the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Accumulated Gain (Loss)	Unrealized Appreciation (Depreciation)
U.S. Government Securities	$38,136	—	($18,282,471)	$16,814,066
Quality Income	2,417	—	(1,626,366)	35,387
Tax-Free Income	—	$70,473	(22,595,836)	(6,739,367)
Minnesota Tax-Free Income	—	195,838	(7,177,538)	18,811,921

54	SIT MUTUAL FUNDS ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made to the following capital accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Additional Paid-in Capital
Quality Income	$324	($324)	—
Tax-Free Income	(4,882)	2,632,079	($2,627,197)
Minnesota Tax-Free Income	(12,713)	12,713	—

These differences were primarily attributable to market discount accretion adjustments and capital loss carryovers expiring.

Net capital loss carryovers and late year losses, if any, as of March 31, 2016, are available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (“Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses, and will not be considered exclusively short-term as under previous law.

The Funds’ first fiscal year end subject to the Modernization Act was March 31, 2012. The net capital loss carryovers and the expiration dates for capital losses carryover from pre-enactment taxable years and the late year losses deferred as of March 31, 2016, were as follows:

	Pre-Enactment Net Capital Loss Carryover Expiring in:		Post-Enactment Unlimited Period of Net Capital Loss Carryover		Late Year Losses	Accumulated Capital and

	2017	2018-2019	Short-Term	Long-Term	Deferred	Other Losses

U.S. Government Securities	—	—	$9,163,334	$9,119,137	—	$18,282,471
Quality Income	—	—	670,834	955,532	—	1,626,366
Tax-Free Income	$7,759,043	$8,723,671	179,394	5,933,728	—	22,595,836
Minnesota Tax-Free Income	1,488,606	3,535,663	896,040	1,257,229	—	7,177,538

For the year ended March 31, 2016, the Funds’ utilized capital losses and expired capital losses as follows:

	Utilized	Expired
Tax-Free Income	$—	$2,627,197

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general

MARCH 31, 2016	55

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2016  (Continued)

indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended March 31, 2016, were as follows:

	Purchases		Proceeds

	U.S. Government	Other	U.S. Government	Other

U.S. Government Securities	$262,103,433	—	$164,258,960	—
Quality Income	41,450,457	$26,238,333	64,101,235	$56,301,555
Tax-Free Income	—	35,260,287	—	38,484,164
Minnesota Tax-Free Income	—	119,786,671	—	45,470,437

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

Average Daily Net Assets
U.S. Government Securities	0.80%
Quality Income	0.90%
Tax-Free Income	0.80%
Minnesota Tax-Free Income	0.80%

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of March 31, 2016:

	Shares	% Shares Outstanding
U.S. Government Securities	1,069,485	1.8
Quality Income	5,238,256	77.0
Tax-Free Income	2,597,216	16.2
Minnesota Tax-Free Income	1,898,368	4.0

(5)	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

56	SIT MUTUAL FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders:

Sit U.S. Government Securities Fund, Inc.

Sit Mutual Funds II, Inc.

We have audited the accompanying statements of assets and liabilities of Sit U.S. Government Securities Fund, Inc., and Sit Quality Income Fund, Sit Tax-Free Income Fund, and Sit Minnesota Tax-Free Income Fund (each a series of Sit Mutual Funds II, Inc.) (collectively, the Funds), including the schedules of investments, as of March 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended. These financial statements and financial highlights are the responsibility of Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers, or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit U.S. Government Securities Fund, Inc., Sit Quality Income Fund, Sit Tax-Free Income Fund, and Sit Minnesota Tax-Free Income Fund as of March 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

May 25, 2016

MARCH 31, 2016	57

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2015 to March 31, 2016.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15- 3/31/16)*
U.S. Government Securities Fund
Actual	$1,000	$1,012.10	$4.02
Hypothetical	$1,000	$1,021.00	$4.04

Quality Income Fund
Actual	$1,000	$1,000.60	$4.50
Hypothetical	$1,000	$1,020.50	$4.55

Tax-Free Income Fund
Actual	$1,000	$1,041.60	$4.08
Hypothetical	$1,000	$1,021.00	$4.04

Minnesota Tax-Free Income Fund
Actual	$1,000	$1,030.60	$4.06
Hypothetical	$1,000	$1,021.00	$4.04

*Expenses are equal to the Funds’ annualized expense ratio of 0.80% for the U.S. Government Securities, Tax-Free Income and Minnesota Tax-Free Funds; and 0.90% for the Quality Income Fund, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period.)

58	SIT MUTUAL FUNDS ANNUAL REPORT

FEDERAL TAX INFORMATION (Unaudited)

Sit Bond Funds

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any), for each of the Funds that qualify for the dividends-received deductions for the period of April 1, 2015 to March 31, 2016 is as follows:

Fund	Percentage

U.S. Government Securities Fund	0.0%
Quality Income Fund	0.0
Tax-Free Income Fund	0.0
Minnesota Tax-Free Income Fund	0.0

For the year ended March 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage

U.S. Government Securities Fund	0.0%
Quality Income Fund	0.0
Tax-Free Income Fund	0.0
Minnesota Tax-Free Income Fund	0.0

The following Funds designated the listed amounts as long-term capital gain dividends during the year ended March 31, 2016. Distributable long-term gains are based on net realized long term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount

U.S. Government Securities Fund	$—
Quality Income Fund	—
Tax-Free Income Fund	—
Minnesota Tax-Free Income Fund	—

For the year ended March 31, 2016, 99.2% and 99.8% of dividends were derived from interest on tax-exempt securities for the Tax-Free Income Fund and Minnesota Tax-Free Income Fund, respectively. This portion of exempt-interest dividends is exempt from federal taxes and should not be included in shareholders’ gross income. Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax adviser about reporting this income for state and local tax purposes.

MARCH 31, 2016	59

INFORMATION ABOUT DIRECTORS AND OFFICERS (Unaudited)

The Sit Mutual Funds are a family of no-load mutual funds. The bond funds described in this Annual Report are the Sit U.S. Government Securities Fund, Sit Tax-Free Income Fund, Sit Minnesota Tax-Free Income Fund, and the Sit Quality Income Fund (the “Funds” or individually, a “Fund”). The Sit U.S. Government Securities Fund and the corporate issuer of the Sit Tax-Free Income Fund, Sit Minnesota Tax-Free Income Fund and Sit Quality Income Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address, unless otherwise noted below, is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The Bond Funds’ SAI has additional information about the Fund’s directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Age, and Position with the Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director (3)
INTERESTED DIRECTORS:
Roger J. Sit (2) Age: 54 Chairman and President	Chairman since 10/08; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	13	TCF Financial Corporation.
INDEPENDENT DIRECTORS:
Edward M. Giles Age: 80 Director	Director since 2012 or the Fund’s inception if later.	Senior Vice President of Peter B. Cannell & Co., 7/11 to present; Managing Member of GME Capital, 2005 to 2011; Advisory Director of Sit Investment Associates, Inc. 1/08 to 12/11.	13	None.
Sidney L. Jones Age: 82 Director	Director since 1993 or the Fund’s inception, if later: Director from 1988 to 1989.	Lecturer, Washington Campus Consortium of 17 Universities.	13	None.
Bruce C. Lueck Age: 75 Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations.	13	None.
Donald W. Phillips Age: 67 Director	Director of the International Fund since 1993, and since 1990 or the Fund’s inception if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., 7/05 to present; Partner of Ranieri Partners, 2007 to present.	13	None.
Barry N. Winslow Age: 68 Director	Director since 2010 or the Fund’s inception is later.	Vice-Chairman of TCF Financial Corporation, 7/08 to present.	13	TCF Financial Corporation.

60	SIT MUTUAL FUNDS ANNUAL REPORT

Name, Age, and Position with the Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director (3)
OFFICERS:
Mark H. Book Age: 52 Vice President – Investments of U.S. Govt. Fund only.	Officer since 2002; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A
Kelly K. Boston Age: 47 Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A
Michael C. Brilley Age: 70 Senior Vice President	Officer since 1985; Re-Elected by the Boards annually.	Senior Vice President and Senior Fixed Income Officer of the Adviser; Director and President and Chief Fixed-Income Officer of SF.	N/A	N/A
Bryce A. Doty Age: 49 Vice President - Investments of U.S. Govt. Fund only.	Officer since 1996; Re-Elected by the Boards annually.	Senior Vice President and Senior Portfolio Manager of SF.	N/A	N/A
Paul J. Junquist Age: 54 Vice President - Investments of Tax-Free & MN Tax-Free Funds only.	Officer since 1996; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A
Michael J. Radmer 50 S. 6th Street Minneapolis, MN 55402 Age: 70 Secretary	Officer since 1984; Re-Elected by the Boards annually.	Senior Counsel with the law firm of Dorsey & Whitney, LLP since January 2016; Partner from 1976 to December 2015.	N/A	N/A
Paul E. Rasmussen Age: 55 Vice President, Treasurer & Chief Compliance Officer	Officer since 1994; Re-Elected by the Boards annually.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SF; President and Treasurer of the Distributor.	N/A	N/A
Carla J. Rose Age: 49 Vice President, Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor.	N/A	N/A

[1]	Directors serve until their death, resignation, removal or the next shareholder meeting at which election of directors is an agenda item and a successor is duly elected and qualified.
[2]

Directors who are deemed to be “interested persons” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is a director and shareholder of Sit Investment Associates, Inc., the Fund’s investment adviser.

[3]	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

MARCH 31, 2016	61

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

Each Fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting policies and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling the Funds at 1-800-332-5580, and is available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds’ file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available without charge upon request by calling the Funds at 1-800-332-5580 and are available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

At their joint meeting held on October 26, 2015, the Boards of Directors of the Sit Mutual Funds unanimously approved the continuation for another one year period the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mutual Funds II, Inc. dated November 1, 1992; and Sit U.S. Government Securities Fund, Inc. dated November 1, 1992 (the “Agreements”).

The Boards approved the Agreements after a lengthy discussion and consideration of various factors relating to both the Boards’ selection of SIA as the investment adviser and the Boards’ approval of the fees to be paid under the Agreements.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser and the nature, extent and quality of the services performed by SIA, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to fixed income securities, SIA stresses the consistent attainment of superior risk-adjusted returns using a conservative investment management approach that identifies pricing anomalies in the market and management of portfolio duration.

With respect to fixed income securities, SIA seeks investment grade securities with a special emphasis on interest income and significant stability of principal value. SIA’s style seeks to avoid excessive return volatility and generate consistent results over an economic cycle. The Directors noted that the Bond Funds’ objectives are to seek high current income. The Directors reviewed the Bond Funds’ characteristics, and noted that SIA has consistently managed the Bond Funds in this style. The Directors noted that since the Bond Funds emphasize income, they may at times not rank highly in total return comparisons with other funds during certain periods.

The Directors discussed SIA’s consistent and well-defined investment process. With respect to fixed income securities, the portfolio managers are responsible for implementing the strategy set forth in the Chief Fixed Income Officer’s duration targets and the Chief Investment Officer’s interest rate projections.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior professionals are actively involved in the investment process and have significant investment industry experience.

62	SIT MUTUAL FUNDS ANNUAL REPORT

The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of a $14.7 billion investment firm working for the benefit of the Fund shareholders.

Investment Performance. The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as fixed income funds seeking to maximize income.

Corporate Culture. The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Funds.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Funds and specific terms of the Agreements, including the following.

Investment Performance. The Directors reviewed investment performance of each Fund for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’ expenses except interest, brokerage commissions and transaction charges and certain extraordinary expenses. The Directors reviewed fees paid in prior years and the fees to be paid under the Agreements.

The Directors compared each Fund’s expense ratio to the average and median expense ratios of no-load mutual funds within the same Morningstar, Inc. investment category, the average expense ratios for load funds within the Morningstar category, and the average expense ratios for all funds within the Morningstar category. Certain of the Fund’s expense ratios were higher than the averages, and certain of the Fund’s expense ratios were lower than the averages. The Directors noted that the Morningstar no-load categories include funds of various asset sizes, some of which are significantly larger in assets than the Funds. The Directors found that each Fund’s total expense ratio to be within an acceptable range compared to the total expense ratios of other no-load funds within the Fund’s Morningstar category. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.

The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’ assets increase. However, the Directors concluded that given the amount of the Funds’ current assets and the likelihood and magnitude of future increases in the Funds’ assets, negotiating a graduated fee structure is unnecessary at this time since the fees to be paid under the current Agreements are reasonable and appropriate.

The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to the management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate.

The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA, and recognized that the Funds’ expenses are borne by SIA. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other SIA clients were appropriate and reasonable. The Directors also concluded that SIA’s profit margin with respect to the management of the Funds was appropriate.

MARCH 31, 2016	63

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Directors discussed the extent to which SIA receives benefits from the relationship with the Funds such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Board concluded that any benefits SIA receives from its relationship with the Funds are well within industry norms and are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders) and the quality and depth of SIA’s non-investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds, and concluded that both are consistent with industry standards.

Based on these conclusions, without any single conclusion being dispositive, the Directors determined that renewal of the Agreements was in the interest of each Fund and its shareholders.

64	SIT MUTUAL FUNDS ANNUAL REPORT

Annual Report

March 31, 2016

INVESTMENT ADVISER

Sit Investment Associates, Inc.

3300 IDS Center

Minneapolis, MN 55402

CUSTODIAN

The Bank Of New York Mellon

One Wall Street

New York, NY 10286

TRANSFER AGENT AND

DISBURSING AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

KPMG LLP

Minneapolis, MN

GENERAL COUNSEL

Dorsey & Whitney LLP

Minneapolis, MN

Sit Mutual Funds

1-800-332-5580 www.sitfunds.com

Sit Bond 3-2016

Item 2:	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-332-3223 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Edward M. Giles, Mr. Sidney L. Jones, Mr. Bruce C. Lueck, Mr. Donald W. Phillips, and Mr. Barry N. Winslow are audit committee financial experts serving on its audit committee. Mr. Giles, Mr. Jones, Mr. Lueck, Mr. Phillips, and Mr. Winslow are independent for purposes of this item.

Item 4:	Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2016				2015
	Audit Fees	Audit Related	Tax Fees	Other Fees	Audit Fees	Audit Related	Tax Fees	Other Fees
Fiscal year ended March 31
Sit Mutual Funds II, Inc.
Sit Tax-Free Income Fund (series A)	28,900	0	4,925	0	28,100	0	4,675	0
Sit Minnesota Tax-Free Income Fund (series B)	27,800	0	4,925	0	26,800	0	4,675	0
Sit Quality Income Fund (Series E)	13,300	0	4,925	0	12,900	0	4,675	0

Total Mutual Funds II, Inc.	70,000	0	14,775	0	67,800	0	14,025	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2)	No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 and $0 respectively.

(h) The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:	Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:	Controls and Procedures -

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:	Exhibits:

(a)	The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mutual Funds II, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date May 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen Vice President, Treasurer

Date May 31, 2016

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit Chairman

Date May 31, 2016